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Prudential California Municipal Fund

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STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 23, 1999

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Prudential California Municipal Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of three series -- the California Series, the California Income Series and the California Money Market Series. The objective of the California Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. The objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated December 23, 1999, copies of which may be obtained from the Fund upon request.

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MF116B
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                               TABLE OF CONTENTS

                                                              Page
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
Fund History................................................  B-3
Description of the Fund, Its Investments and Risks..........  B-3
Investment Restrictions.....................................  B-23
Management of the Fund......................................  B-25
Control Persons and Principal Holders of Securities.........  B-28
Investment Advisory and Other Services......................  B-35
Brokerage Allocation and Other Practices....................  B-34
Capital Shares, Other Securities and Organization...........  B-36
Purchase, Redemption and Pricing of Fund Shares.............  B-37
Shareholder Investment Account..............................  B-46
Net Asset Value.............................................  B-52
Performance Information.....................................  B-53
  California Series and California Income Series............  B-53
  California Money Market Series............................  B-55
Taxes, Dividends and Distributions..........................  B-56
  Distributions.............................................  B-56
  Federal Taxation..........................................  B-57
  California Taxation.......................................  B-60
Description of Tax-Exempt Security Ratings..................  B-61
Financial Statements and Reports of Independent
 Accountants................................................  B-63
Appendix I..................................................  I-1
Appendix II.................................................  II-1
Appendix III................................................  III-1

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                                  FUND HISTORY

    Prudential California Municipal Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. The Fund consists of three series -- the California Series, the California Income Series and the California Money Market Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company
Act). Each series is diversified.

    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, California or local income taxes.

    The California Series and the California Income Series will invest in California Obligations that are "investment grade" tax-exempt securities and which on the date of investment are within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The California Income Series also may invest up to 30% of its total assets in California Obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The California Money Market Series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in the California Income Series prospectus and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will invest, so that at least 80% of the income from its investments will be exempt from California state and federal income taxes or at least 80% of its total assets will be invested in California obligations. Each series will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.

    As described above, each series is classified as a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of each series' assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and
(2) it may not own more than 10% of the outstanding

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voting securities of any one issuer. For purposes of calculating this 5% or 10%
ownership limitation, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

    Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade tax-exempt securities (or, in the case of the California Money Market Series, high-quality tax-exempt securities) in any one state, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline.

    From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

    The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.

TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

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    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each series may invest in floating rate and variable rate securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Securities and Exchange Commission (the Commission) with respect to the money market series. Each series other than the California Money Market Series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them.

    An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under difference market conditions. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand,

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most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

    The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and left the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

    CALIFORNIA CONCENTRATION. The following is a discussion of the general factors that might influence the ability of issuers of California obligations to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information constitutes only a brief summary, does not purport to be a complete description, is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete. General factors may not affect local issuers, such as counties or municipalities, or issuers of revenue bonds. Furthermore, the creditworthiness of general obligations of California generally is unrelated to the creditworthiness with respect to the State's revenue obligations, obligations of local issuers in the state or obligations of other issuers.

    California is the most populous state in the nation with a total population at the 1990 census of 29,976,000 (currently estimated to be over 32.9 million). California's economy is broad and diversified.

    After experiencing strong growth throughout much of the 1980s, the State was adversely affected by both the national recession and the cutbacks in aerospace and defense spending, which had a severe impact on the economy in Southern California. California's economic recovery from the recession is continuing at a strong pace. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. It is unclear whether the unsettled financial situation occurring in certain Asian economies, will continue to adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

    The recession severely affected state revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved in the 1995-96 through 1998-99 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last four fiscal years and the State's cash flow borrowing was limited to $1.7 billion in 1998-99. The State issued $1.0 billion of revenue anticipation notes for the 1999-2000 fiscal year.

    On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act. The Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for

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litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.

    Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P's, and to A from AA by Fitch Investors Service, Inc. (Fitch). All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P's raised their ratings from A to A+. In October 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves. In August 1999, S&P raised its rating from A+ to AA- citing the State's strong economic performance and its return to structural fiscal balance.

    Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to a high risk investment strategy utilizing excessive leverage and "derivative" securities. In June 1996, the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. In September 1999, Moody's assigned the County an issuer (implied general obligation) rating of Aa3 and, among other things, upgraded the ratings on the County's pension obligation bonds to A1.

    Los Angeles County, the nation's largest county, has also experienced financial difficulty. Between 1992 and 1995, the County's long term bonds were downgraded three times. This occurred as a result of, among other things, severe operating deficits for the County's health care system. In addition, the County was affected by an ongoing loss of revenue caused by State property tax shift initiatives in 1993 through 1995. The County's improving financial condition has been reflected in improved general obligation bond ratings. In June 1999, the Los Angeles County Board of Supervisors approved a budget of approximately $15 billion for 1999-2000, up from the $13.6 billion approved for the previous fiscal year. The County's financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

    Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

    The State Constitution imposes an "appropriations limit" on the spending authority to the State and local government entities. If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules.

    In 1986, State voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision. In 1988, State voters approved Proposition 87, which amended the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or after January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

    In November 1988, California voters approved Proposition 98. The initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

    In addition, certain tax-exempt securities in which the series may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

    The effect of these various constitutional and statutory amendments, cases and budgetary developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

    From time to time, the State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

    The State's reliance on information technology in every aspect of its operations has made Year 2000-related (Y2K) information technology issues a high priority for the State. The Department of Information Technology (DOIT), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000.

    Although the State reports that it is making substantial progress overall toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular system(s) or of outside interfaces with State systems might have. The State has indicated that all mission critical systems will have a contingency business plan in place to mitigate potential system failures.

    The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office has reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system. Both offices report they are actively working with outside entities with which they interface to ensure they are also compliant. There can be no assurance that steps being taken by California state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Fund.

ADDITIONAL ISSUERS

GUAM

    Guam is an unincorporated territory of the United States represented by an elected non-voting delegate to the U.S. House of Representatives. The island is governed by the Organic Act of 1950, which granted Guam the statutory local power of self-government and made Guamanians citizens of the United States. However, the U.S. controls the island's foreign and defense policies and plays a significant role in its economic affairs. As of the 1990 Census, Guam's population was 133,152. As of 1999, the population had grown to an estimated 163,517, according to the Guam Annual Economic Review (1997-1998) published by the Guam Department of Commerce (Annual Review). In recent years, Governor Gutierrez has sought greater self-government for the island and has approached Congress with a proposal to change Guam's political status to that of a Commonwealth.

    Guam's economy depends on tourism revenues, U.S. federal and military spending and service industries. According to the Annual Review, in fiscal year 1997, the U.S. government allocated approximately $451 million for military operations in Guam, of which $337 million was allocated for wages and salaries and $114 million for military construction. However, the island has been affected by the downsizing of the U.S. military presence that has occurred since 1993, most notably the implementation of the 1995 Base Realignment and Closure
(BRAC). In April 1995, the Naval Air Station, Agana, was officially closed, and control was transferred to Guam. According to the 1996-1997 Annual Review, between 1993 and 1997, Guam lost approximately 40% of its military's active duty and civilian employment. Total active duty military personnel decreased 9.8% (683 personnel) in 1997 from 1996, from 6,948 to 6,265. Combined with rising numbers of immigrants, the unemployment rate in March 1999 had increased to about 14%, up from 7.7% in March 1998 (although the lower unemployment in 1998 may be somewhat attributable to temporary employment after Super Typhoon Paka, which hit the island in December 1997).

    The Asian economic crisis, as well as damage from natural disasters such as Super Typhoon Paka, have disrupted the island's tourist business, which normally caters to more than a million visitors a year, mostly from Japan. According to a December 17, 1997 report by the Office of the Governor of Guam, Super Typhoon Paka cost Guam approximately $600 million. The Asian and Japanese recessions have reduced vacation package costs among many of Guam's visitor industry competitors, increased the relative cost of Guam vacation packages because of the devaluation of Asian currencies versus the U.S. dollar and seriously impacted consumer confidence among Guam's major Asian trading partners, which has resulted in a decline in investment and trade. It has been preliminarily reported from the Guam Visitors Bureau that 1998 tourist arrivals dropped to approximately 1.1 million visitors compared to 1.3 million visitors in 1997. For the second quarter of 1999, overall visitor arrivals totaled 273,575, a 0.4% increase from the first quarter of 1999, but a 0.8% decrease from the second quarter of 1998, according to the Guam Economic Review Quarterly Report, (April-June 1999) published by the Guam Department of Commerce (Quarterly Report).

    It has been reported that for fiscal year 1999, Guam is anticipating a deficit of $51.5 million for year-end 1999 and expects its accumulated general fund deficit to total $146.5 million by the end of calendar year 1999. In addition, it has been reported that Guam's government is planning to refinance the island's existing general obligation bonds and transfer certain retirement obligations to the retirement fund to reduce the accumulated total deficit to $130.5 million by the end of the year. The government is planning to reduce the accumulated deficit in 2000 to approximately $33.4 million by the sale and leaseback of certain property and the privatization of the telephone company.

    In May 1999, S&P downgraded Guam's outstanding general obligation bond rating to BBB- from a BBB. By comparison, most states' general obligations are rated AA by S&P.

    PUERTO RICO

    Puerto Rico enjoys a commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998, which is likely to close the debate of statehood for some time, according to an April 12, 1999 report of the Economist Intelligence Unit (EIU Report).

    Since World War II, Puerto Rico has transitioned from a poor, agrarian economy to a more urbanized manufacturing and service based economy. Personal income has increased per capita each year from 1993 to 1998 according to an August 27, 1999 report by the Government of Puerto Rico, Puerto Rico Industrial Development Company (PRIDCO). The average family income has also increased each year from 1993 to 1998 according to the report by PRIDCO. Total employment declined by 1,500 jobs, to 985,300 during fiscal year 1998-1999 (July through June), according to a November 29, 1999 EIU Report. Services, construction and utility jobs are increasing while manufacturing and finance positions are decreasing.

    The November 29, 1999 EIU Report indicates that Gross National Product increased by 4.2% in fiscal year 1998-1999, up from 3.1% in fiscal year 1997-1998. This growth in Gross National Product was mainly attributable to the inflow of remittances and other relief funds from the mainland following Hurricane Georges in September 1998. Public-sector investment continues to boost construction activity, while a strong U.S. economy has spurred the local economy, particularly tourism, finance, and retailing. Growth is expected to slow to approximately 2.5% in fiscal year 1999-2000, as hurricane reconstruction lessens and the U.S. economy slows. Agriculture, which constitutes less than 1% of GNP, continues to stagnate, a situation aggravated by hurricanes, floods and droughts over the past five years.

    The inflation rate showed an average 5.2% increase in fiscal year 1998-1999, as supplies of food, which figure prominently in the local consumer index, were hindered by Hurricane Georges. The inflation rate is expected to fall to 4% in fiscal year 1999-2000 with high food prices and heavy public spending according to the November 29, 1999 EIU Report.

    According to the November 29, 1999 EIU Report, local exports were $34.9 billion during fiscal year 1998-1999, an increase of 15% from the previous fiscal year, while imports rose to $25.3 billion from $21.9 billion during the same period. It is anticipated that during the current fiscal year, exports will decline to approximately $30 billion, with imports decreasing to $23 billion.

    One of the principal sources of capital inflows in Puerto Rico is public-sector borrowing, which is usually in the form of debt placement in the US municipal bond market, according to the May 5, 1999 EIU Report. Puerto Rico has played a significant role in the municipal markets for decades; public-sector borrowing has averaged $1.4 billion per year during fiscal years 1992/93 through 1997/1998, with around one-quarter of this being incurred by the central and municipal governments and the rest going to public corporations. According to S&P, the general obligation rating for Puerto Rico was A, as of December 9, 1999.

    Puerto Rico's budget for fiscal year 1998-1999 was $19.6 billion, an increase from $15 billion in the prior fiscal year. During the current fiscal year, officials plan to issue $4.2 billion worth of bonds to continue Puerto Rico's infrastructure program, most of which will go towards highway, water, and sewerage projects.

    The November 29, 1999 EIU Report indicates that multinational companies have been reassessing Puerto Rico's appeal as an investment site due to Mexico's NAFTA advantages, the extension of the U.S. federal minimum wage to Puerto Rico, and the loss of federal tax breaks under Section 936 of the US Tax Code for United States companies operating in Puerto Rico. However, according to a March 31, 1999 EIU Report, many companies have taken advantage of new local tax incentives which are aimed at counteracting problems associated with the Section 936 phase-out. In addition, tourism and large government infrastructure projects continue to spur offshore interest, according to the November 29, 1999 EIU Report. Now, Puerto Rican development plans focus on enticing high-tech industry and tourism. The Economic Development and Commerce Department announced in January 1999 that it plans to spend $20 million annually to promote a high-technology corridor industrial complex between Aguadilla and Mayaguez. Additionally, the Puerto Rico Government has begun privatization of industries, such as the sale of Puerto Rico Telephone in July 1998.

    UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.

    The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 33% of all nonagricultural jobs in 1998. Total government employment increased slightly, by .5% in 1998 to 13,745 from 13,680 in 1997. According to a June 1999 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands (BER), public sector employment is expected to decrease in fiscal year 2000 mainly as a result of a 5% reduction in local government employment. Federal government jobs are expected to remain unchanged during fiscal year 2000.

    There was a total of 41,680 non-agricultural jobs in the territory in 1998, compared to 41, 340 jobs in 1997, an increase of about 1.0 percent. The improvement in 1998 reflected job growth mainly in the private sector which was due to increased activity in tourist-related business. The Virgin Island's overall unemployment rate increased from 5.9% in 1997 to 6.4% in 1998. St. Croix's unemployment rate increased from 6.7% in 1997 to 7.6% in 1998. St. Thomas and St. John, also registered an increase in the unemployment rate from 5.2% in 1997 to 5.6% in 1998. The overall increase in unemployment has been attributed in part to job losses in key industries such as construction, wholesale and retail. For the first quarter of calendar year 1999, the territory's unemployment rate remained steady at 6.7%. According to the BER, employment is expected to grow during fiscal year 2000 by as much as 9% due to the creation of new job opportunities.

    Tourism is the predominant source of employment and income for the Virgin Islands. In 1998, the Virgin Islands recorded 2.1 million visitors, an increase of about 0.5% over the 1997 total. This increase was mainly due to air visitor arrivals that totaled 523,000, representing an increase of 2.8% over the 1997 annual total of 509,000. The rate of air arrivals is expected to grow by 7% by the end of fiscal year 1999 and the BER forecasts 4% rate of growth in fiscal year 2000. Cruise passenger arrivals - which grew at a record pace to 1.6 million in 1997 - remained relatively unchanged in 1998. The BER anticipates negative growth of 5% in cruise passenger arrivals during fiscal year 1999. BER is forecasting cruise arrivals to rebound in fiscal year 2000 and to increase by 3%. Hotel and condominiums available for rental grew by 11% in 1998 to 4,905 from 4,406 in 1997. The territory's hotel occupancy rate was down slightly from 53.7% in 1997 to 52.6% in 1998. BER forecasts the territory's occupied room nights to grow by 6% in fiscal year 2000.

    There were 2,432 manufacturing jobs in 1998, up 9% from 2,230 jobs in 1997, pushing manufacturing employment to its highest level since 1995. Hovensa, the largest manufacturer in the Virgin Islands, has entered into a joint venture between Petroleos de Venezuela, S.A., (PDVSA) and Hess Oil Virgin Islands
(Hess), in an effort to overcome a seven year history of losses and as a result will invest $500 million to design and construct a coker. The coker will produce oil and its derivatives, including coke, gasoline, diesel oil and jet fuel. The coker project is expected to increase the number of manufacturing jobs; however, these jobs may not be realized until next fiscal year because of delays in the commencement of the project. The BER foresees employment growth in the manufacturing sector reaching 22% during fiscal year 2000, led by activities at Beal Aerospace Technologies, Hovensa, and St. Croix Alumina.

    Construction declined by 7% during 1998, due to the completion of major government and private sector construction activity. Data based on the number and value of construction permits issued during the second quarter of fiscal year 1999 indicates that construction activity is increasing. The BER predicts that construction sector employment will resume growth in fiscal year 2000, and may result in up to a 23% increase in the sector as a result of new hotel and tourist facility development, the Hovensa/PDVSA/Hess construction projects, and the manufacturing and assembling of rockets by Beal Aerospace Technologies. The Hovensa/PDVSA/Hess and Beal Aerospace Technologies projects are expected to create about 2,200 new jobs at the peak of the construction period, which is anticipated to begin in the final quarter of fiscal year 1999.

    According to an October 12, 1999 report of the U.S. Newswire, the Virgin Islands is facing a long-term deficit of over $1 billion and an expected deficit of $98 million for the current year alone. A July 29, 1999 report of the Agence France Presse states that the financial difficulties of the Virgin Islands are due to its growing public sector, a series of three hurricanes in the 1990s, and inefficient management by the government over the years. The October 12, 1999 report further states that the U.S. Secretary of the Interior and the Governor of the Virgin Islands have signed a Memorandum of Understanding which addresses the Virgin Islands' financial difficulties and need for fiscal austerity. The Memorandum of Understanding sets forth certain measures the Governor has agreed to implement, effective October 1, 1999, and pledges the federal government's (Department of the Interior's) support for local initiatives to achieve fiscal recovery and stability in the Virgin Islands.

    As of December 9, 1999, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the California Money Market Series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the California Money Market Series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the California Money Market Series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations, and the Fund may purchase such obligations subject to certain conditions specified by the Commission.

HEDGING STRATEGIES

    Each series (other than the California Money Market Series) is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts) and options thereon for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates and attempting to hedge against increases in the cost of securities the series intends to purchase. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts and options thereon by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates.

    Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. A series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. In addition, a series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a series' assets.

    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

    The California Series and the California Income Series (but not the California Money Market Series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the California Series or the California Income Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as marking to the market.

    When the California Series or the California Income Series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. Should the California Series or the California Income Series sell a futures contract it may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. The California Series or the California Income Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the California Series or the California Income Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

    OPTIONS ON FINANCIAL FUTURES. The California Series and the California Income Series (but not the California Money Market Series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. The California Series and the California Income Series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When the California Series or the California Income Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When the California Series or the California Income Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon the Series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that the Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series total assets. The California Series and the California Income Series will use financial futures and options thereon in a manner consistent with these requirements. With respect to long positions assumed by the California Series or the California Income Series, the series will segregate with the Fund's Custodian an amount of cash or other liquid assets, marked-to-market daily, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that its use of futures contracts is unleveraged. Each of the California Series and the California Income Series will continue to invest at least 80% of its total assets in California municipal obligations except in certain circumstances, as described in the Prospectuses under "How the Series Invests -- Investment Objective and Policies." The California Series and the California Income Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

RISKS OF HEDGING STRATEGIES

    Participation in the options or futures markets involves investment risks and transaction costs to which the California Series and California Income Series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

(4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions.

    A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

    Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. Each series may purchase and sell futures and related options contracts without limit for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that a series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the series; (b) cash held by the series; (c) cash proceeds due to the series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If a series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the California Series and the California Income Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

INTEREST RATE SWAP TRANSACTIONS

    Each series (other than the California Money Market Series) may enter into the interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the series will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the series enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the series believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The series will enter into interest rate swaps only with creditworthy parties. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.

    The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The series may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the series is contractually obligated to make. If the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

HIGH YIELD SECURITIES (CALIFORNIA INCOME SERIES ONLY)

    The California Income Series may also invest up to 30% of its total assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the California Income Series Prospectus. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Securities" below. Subsequent to its purchase by the Series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-related securities.

    RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the California Income Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

    The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly death care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the California Income Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis. When tax-exempt securities are offered on a when-issued or delayed delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities take place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.

    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued or delayed delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, each series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a value greater or lesser than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.

    Each series (other than the California Money Market Series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

INSURANCE

    Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable the series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

    Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series.

MUNICIPAL LEASE OBLIGATIONS

    Each of the California Series and California Income Series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. See "Illiquid Securities" below.

MUNICIPAL ASSET BACKED SECURITIES

    Each series may invest in municipal asset backed securities. A municipal asset backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

ILLIQUID SECURITIES

    A series may hold up to 15% (10% in the case of the California Money Market Series) of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take reasonable measures to reduce the series' holdings in illiquid securities to no more than 15% (10% in the case of the California Money Market Series) of its net assets within seven days, including the sale of such securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation); and
(v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any univested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    BORROWING

    Each series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase securities if its borrowings exceed 5% of its total assets.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

(d) TEMPORARY DEFENSIVE STRATEGY

    When the investment adviser believes that market conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment grade taxable obligations. The California Money Market Series may also invest in investment grade taxable obligations, except that its debt obligations, if rated, will be rated within the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). Investing heavily in cash, cash equivalents, or investment grade taxable obligations can limit our ability to achieve a series' investment objective, but can help to preserve a series' assets.

(e) PORTFOLIO TURNOVER

    Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities.

SEGREGATED ACCOUNTS

    When each series is required to segregate assets in connection with certain hedging transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. Government securities, debt obligations or other eligible liquid, unencumbered assets, marked-to-market daily.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    A series may not:

     1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the California Series or the California Income Series of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts and the writing of related options by the California Series or the California Income Series and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options, securities which are secured by real estate and securities of companies which invest or deal in real estate. The California Money Market Series may not purchase and sell financial futures contracts and related options.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8. Make loans, except through repurchase agreements.

    The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

    For purposes of investment limitation number 4, the California Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

          NAME AND ADDRESS** (AGE)         POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
          ------------------------         ------------------      -------------------------------------------
    Edward D. Beach (74).................  Trustee              President and Director of BMC Fund, Inc., a
                                                                closed-end investment company; formerly, Vice
                                                                  Chairman of Broyhill Furniture
                                                                  Industries, Inc.; Certified Public Accountant;
                                                                  Secretary and Treasurer of Broyhill Family
                                                                  Foundation, Inc.; Member of the Board of
                                                                  Trustees of Mars Hill College; Director of The
                                                                  High Yield Income Fund, Inc.
    Eugene C. Dorsey (72)................  Trustee              Retired President, Chief Executive Officer and
                                                                Trustee of the Gannett Foundation (now Freedom
                                                                  Forum); former Publisher of four Gannett
                                                                  newspapers and Vice President of Gannett
                                                                  Company; past Chairman of Independent Sector
                                                                  (national coalition of philanthropic
                                                                  organizations); former Chairman of the American
                                                                  Council for the Arts; former Director of the
                                                                  Advisory Board of Chase Manhattan Bank of
                                                                  Rochester; Director of The High Yield Income
                                                                  Fund, Inc., First Financial Fund, Inc., and
                                                                  The High Yield Plus Fund, Inc., Trustee of
                                                                  Prudential Municipal Series Fund, The Target
                                                                  Portfolio Trust, Prudential Diversified Funds
                                                                  and Target Funds.
    Delayne Dedrick Gold (61)............  Trustee              Marketing and Management Consultant; Director of
                                                                  The High Yield Income Fund, Inc.
  * Robert F. Gunia (52).................  Trustee              Chief Administrative Officer (since June 1999),
                                                                Prudential Investments; Vice President (since
                                                                  September 1997) of The Prudential Insurance
                                                                  Company of America; Executive Vice President
                                                                  and Treasurer (since December 1996) of
                                                                  Prudential Investments Fund Management LLC
                                                                  (PIFM); Senior Vice President (since March
                                                                  1987) of Prudential Securities Incorporated
                                                                  (Prudential Securities); formerly Chief
                                                                  Administrative Officer (July 1990-September
                                                                  1996), Director (January 1989-September 1996)
                                                                  and Executive Vice President, Treasurer and
                                                                  Chief Financial Officer (June 1987-September
                                                                  1996) of Prudential Mutual Fund Management,
                                                                  Inc. (PMF); Vice President and Director of The
                                                                  Asia Pacific Fund, Inc. (since May 1989);
                                                                  Director of The High Yield Income Fund, Inc.;
                                                                  Director or Trustee of 45 funds within the
                                                                  Prudential mutual funds.
    Thomas T. Mooney (57)................  Trustee              President of the Greater Rochester Metro Chamber
                                                                of Commerce; former Rochester City Manager;
                                                                  Trustee of Center for Governmental
                                                                  Research, Inc.; Director of Blue Cross of
                                                                  Rochester, The Business Counsel of New York
                                                                  State, Executive Service Corps of Rochester,
                                                                  Monroe County Water Authority, Rochester
                                                                  Jobs, Inc., Monroe County Industrial
                                                                  Development Corporation, Northeast-Midwest
                                                                  Institute, and The High Yield Income Fund,
                                                                  Inc.; Director and Treasurer of First Financial
                                                                  Fund, Inc. and The High Yield Plus Fund, Inc.;
                                                                  Trustee of Prudential Municipal Series Fund,
                                                                  the Target Portfolio Trust, Prudential Diversi-
                                                                  fied Funds and Target Funds.

          NAME AND ADDRESS** (AGE)         POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
          ------------------------         ------------------      -------------------------------------------
    Stephen P. Munn (57).................  Trustee              Chairman (since January 1994); Director and
                                                                President (since 1988) and Chief Executive
                                                                  Officer (1988-December 1993) of Carlisle
                                                                  Companies Incorporated (manufacturer of
                                                                  industrial products); Director or Trustee of 30
                                                                  funds within the Prudential Mutual Funds.
    Thomas H. O'Brien (74)...............  Trustee              President of O'Brien Associates (financial and
                                                                management consultants) (since April 1984);
                                                                  formerly President of Jamaica Water Securities
                                                                  Corp. (holding company) (February 1989-August
                                                                  1990); Chairman and Chief Executive Officer
                                                                  (September 1987-February 1989) and Director
                                                                  (September 1987-August 1990) of Jamaica Water
                                                                  Supply Company; Director and President of
                                                                  Winthrop Regional Health System and United
                                                                  Presbyterian Home at Syoset Inc.; Director of
                                                                  Ridgewood Savings Bank and The High Yield In-
                                                                  come Fund, Inc.; Trustee of Hofstra University.
  * David R. Odenath, Jr. (42)...........  Trustee              Officer in Charge, President, Chief Executive
                                                                Officer and Chief Operating Officer (since June
                                                                  1999), PIFM; Senior Vice President (since June
                                                                  1999), Prudential; Senior Vice President
                                                                  (August 1993-May 1999), PaineWebber Group,
                                                                  Inc.; Director or Trustee of 44 funds within
                                                                  the Prudential Mutual Funds.
    Richard A. Redeker (56)..............  Trustee              Formerly President, Chief Executive Officer and
                                                                Director (October 1993-September 1996) of
                                                                  Prudential Mutual Fund Management, Inc.;
                                                                  Executive Vice President, Director and Member
                                                                  of the Operating Committee (October
                                                                  1993-September 1996), Prudential Securities;
                                                                  Director (October 1993-September 1996) of
                                                                  Prudential Securities Group, Inc.; Executive
                                                                  Vice President (January 1994-September 1996),
                                                                  The Prudential Investment Corporation; Director
                                                                  (January 1994-September 1996) of Prudential
                                                                  Mutual Fund Distributors, Inc. PMFD and
                                                                  Prudential Mutual Fund Services, Inc. (PMFS);
                                                                  prior thereto, Senior Executive Vice President
                                                                  and Director of Kemper Financial Services, Inc.
                                                                  (September 1978-September 1993); President and
                                                                  Director of The High Yield Income Fund, Inc.
  * John R. Strangfeld, Jr. (45).........  Trustee and          Chief Executive Officer, Chairman, President and
                                           President            Director of the Prudential Investment Corporation
                                                                  (since January 1990); Executive Vice President
                                                                  of the Prudential Global Asset Management Group
                                                                  of Prudential (since February 1998); Chairman
                                                                  of Pricoa Capital Group (since August 1989);
                                                                  Chief Executive Officer of Private Asset
                                                                  Management Group of Prudential (November
                                                                  1994-December 1998); President and Director or
                                                                  Trustee of 45 funds within the Prudential
                                                                  mutual funds.
    Nancy H. Teeters (69)................  Trustee              Economist; formerly Vice President and Chief
                                                                Economist (March 1986-June 1990) of International
                                                                  Business Machines Corporation; Director of
                                                                  Inland Steel Industries (since July 1991) and
                                                                  The High Yield Income Fund, Inc.

          NAME AND ADDRESS** (AGE)         POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
          ------------------------         ------------------      -------------------------------------------
    Louis A. Weil, III (58)..............  Trustee              Publisher and Chief Executive Officer (since
                                                                January 1996) and Director (since September 1991)
                                                                  of Central Newspapers Inc.; Chairman (since
                                                                  January 1996), Publisher and Chief Executive
                                                                  Officer (August 1991-December 1995) of Phoenix
                                                                  Newspapers, Inc.; prior thereto, Publisher of
                                                                  Time Magazine (May 1989-March 1991); President,
                                                                  Publisher and Chief Executive Officer of The
                                                                  Detroit News (February 1986-August 1989);
                                                                  formerly member of the Advisory Board, Chase
                                                                  Manhattan Bank-Westchester; Director of The
                                                                  High Yield Income Fund, Inc.
    Grace C. Torres (40).................  Treasurer and        First Vice President (since December 1996) of
                                           Principal            PIFM; First Vice President (since March 1994) of
                                           Financial and          Prudential Securities; formerly First Vice
                                           Accounting             President (March 1994-September 1996) of
                                           Officer                Prudential Mutual Fund Management, Inc.; and
                                                                  Vice President (July 1989-March 1994) of
                                                                  Bankers Trust Corporation.
    Stephen M. Ungerman (46).............  Assistant            Tax Director (since March 1996) of Prudential
                                           Treasurer            Investments; formerly First Vice President of
                                                                  Prudential Mutual Fund Management, Inc.
                                                                  (February 1993-March 1996) and Senior Tax
                                                                  Manager (1981-January 1993) at Price Waterhouse
                                                                  LLP.
    Deborah A. Docs (41).................  Secretary            Vice President (since December 1996) of PIFM;
                                                                Vice President and Associate General Counsel of
                                                                  Prudential Securities (since December 1996);
                                                                  Vice President and Associate General Counsel
                                                                  (June 1991-September 1996) of PMF.
    David F. Connor (36).................  Assistant            Assistant General Counsel (since March 1998) of
                                           Secretary            PIFM; Associate Attorney, Drinker Biddle & Reath
                                                                  LLP prior thereto.

------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise noted, the address for each of the above persons is c/o: Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $1,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended August 31, 1999 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL COMPENSATION
                                        AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM FUND AND FUND
                                       COMPENSATION   AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                       FROM FUND         EXPENSES          RETIREMENT           TRUSTEES
-----------------                      ------------   ----------------   ----------------   ------------------
Edward D. Beach, Trustee                  $3,000            None                N/A          $135,000(44/71)*
Eugene C. Dorsey, Trustee**               $3,000            None                N/A          $ 70,000(17/46)*
Delayne Dedrick Gold, Trustee             $3,000            None                N/A          $135,000(44/71)*
Robert F. Gunia, Trustee+                 --                None                N/A            --
Mendel A. Melzer, Former Trustee+         --                None                N/A            --
Thomas T. Mooney, Trustee**               $3,000            None                N/A          $115,000(35/70)*
Stephen P. Munn, Trustee                  --                                                 $ 45,000(18/24)*
Thomas H. O'Brien, Trustee                $3,000            None                N/A          $ 45,000(12/30)*
David R. Odenath, Jr., Trustee+           --                                                   --
Richard A. Redeker, Trustee               $3,000            None                N/A            --
Brian M. Storms, Former Trustee+          --                None                N/A            --
John R. Strangfeld, Jr., Trustee and
 President+                               --                None                N/A            --
Nancy H. Teeters, Trustee                 $3,000            None                N/A          $ 90,000(26/47)*
Louis A. Weil, III, Trustee               $3,000            None                N/A          $ 90,000(30/54)*

------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

+ Robert F. Gunia, Mendel A. Melzer, David R. Odenath, Jr., Brian M. Storms and John R. Strangfeld, Jr., who are each current or former interested Trustees, do not receive compensation from the Fund or any other fund in the Fund Complex.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without an initial sales charge or contingent deferred sales charge.

    As of December 3, 1999, the trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund.

    As of December 3, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were: Mrs. Joyce Williams, TTEE, Willams Family Trust, UA DTD 10/12/90, 6873 Cartwright St., San Diego, CA 92120-1024, who held 8,285 Class C shares of the California Series (6.06%); Bobby Y. Matsuura, Janice Matsuura JT TEN, 1491 Almaden Valley Dr., San Jose, CA 95120-3802, who held 10,439 Class C shares of the California Series (7.64%); David L. Stark & Joyce A. Stark JT TEN, 6609 Via Canada, Rancho Palos Verdes, CA 90274, who held 10,420 Class C shares of the California Series (7.63%); Robert J. Cassietto & Terry A. Cassieto JT TEN, 2901 Poinsetta Ave., Manhattan Beach, CA 90266-2404, who held 6,838 Class C shares of the California Series (5.00%); Donaldson Lufkin Jenrette, Securities Corporation Inc, P.O. Box 2052, Jersey City, NJ 07303, who held 12,073 Class C shares of the California Series (8.84%); Mr. John Andrew Toppel, Margaret Harding Toppel, CO TTEES, TOPPEL FAMILY TRUST, UA DTD 08/16/94, 1514 Kathy LN, Los Altos, CA 94024-6154, who held 8,489 Class C shares of the California Series (6.21%);
Mr. John Diabiase, Mrs. Lois Diabiase CO-TTEES, DIABIASE FAMILY TRUST, UA DTD 01/23/91, 7955 Sierra Vista St., RCH Cucamonga, CA 91730-1834, who held 8,442 Class C shares of the California Series (6.18%); Mr. Terrance J. Chan,
Mrs. Karen Chan JT TEN, 1518 Ruby CT, Diamond Bar, CA 91765-4039, who held 11,307 Class C shares of the California Series (8.28%); Mrs. Muriel V. Trapp TTEE, Of The Muriel Trapp Trust, UA DTD

07/22/98, 7294 Pomelo Dr., West Hills, CA 91307-1221, who held 7,880 Class Z shares of the California Series (9.36%); Lloyd M. Ives, M Constance Ives, CO-TTEES, The Ives Family Trust, UA DTD 08/09/89, P.O. Box 701, Diablo, CA 94528-0701, who held 18,223 Class Z shares of the California Series (21.65%); August G. Bako, Evelyn M. Bako, CO-TTEES, August G. Bako & Evelyn Bako, LIV TR UA DTD 09/11/87, 4905 Elrod Dr, Castro Valley, CA 94546-2415, who held 13,718 Class Z shares of the California Series (16.30%); Mr. Duncan Lent Howard,
Mrs. Pamela Lent Howard CO TTEES, Elizabeth Lent Howard Trust UA DTD 08/10/76, 3741 Waterford Ln., Walnut Creek, CA 94598-4678, who held 6,497 Class Z shares of the California Series (7.72%); Julia M. McLaughlin, TTEE, Alton & Julie McLaughlin Trust, UA DTD 12/12/77, 1840 Tice Creek Dr. Apt 2115, Walnut Creek, CA 94595-2458, who held 10,183 Class Z shares of the California Series (12.10%); The Titan Corporation, Investment Account, ATTN: Ray Guillaume, 3033 Science Park Rd., San Diego CA 92121-1101, who held 979,708 Class A shares of the California Income Series (5.45%); Julia M. McLaughlin TTEE, FBO The Alton and Julia McLaughlin Trust, UA DTD 12/12/77, 184 Tice Creek Dr Apt 2115, Walnut Creek, CA 94595-2458, who held 46,066 Class Z shares of the California Income Series (8.88%); Mr. Joseph Dlugokecki & Mrs. Rita Dlugokecki JT TEN, 340 Huelva Ct, Oceanside, CA 92057-8404, who held 94,282 Class Z shares of the California Income Series (18.17%); Dr. Ramesh P. Desai, Dr. Pratibha R. Desai CO-TTEES, Desai Family, TRUST UA DTD 03/13/90, 8 Cordoba, Irvine CA 92614-5389, who held 29,926 Class Z shares of the California Income Series (5.77%); Darrell Scherbarth, PO Box 305, Sunol, CA 94586-0305, who held 38,937,256 shares of the California Money Market Series (10.78%).

    As of December 3, 1999, Prudential Securities was the record holder for other beneficial owners of 4,670,588 Class A shares (or 56.88% of the outstanding Class A shares), 2,095,457 Class B shares (or 53.63% of the outstanding Class B shares), 101,908 Class C shares (or 74.59% of the outstanding Class C shares) and 84,139 Class Z shares (or 99.97% of the outstanding Class Z shares) of the California Series; 14,072,094 Class A shares (or 78.30% of the outstanding Class A shares), 6,206,419 Class B shares (or 79.16% of the outstanding Class B shares), 840,825 Class C shares (or 88.57% of the outstanding Class C shares) and 518,789 Class Z shares (or 99.98% of the outstanding Class Z shares) of the California Income Series; and 359,702,714 shares of the California Money Market Series (or 99.59% of the outstanding shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER
    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as the manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed -- Manager" in the Prospectus of each series. As of October 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $72 billion. According to the Investment Company Institute, as of July 31, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended August 31, 1999. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

        (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

        (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts.

    For the fiscal years ended August 31, 1997, 1998 and 1999, PIFM received management fees of $698,397, $766,228 and $768,543, respectively, from the California Series. Effective January 1, 1995 through August 31, 1997, PIFM agreed to waive 10% of its management fee from the California Series. The amount of fees waived for the fiscal year ended August 31, 1997 amounted to $77,598. With respect to the California Money Market Series, PIFM received $1,388,598; $1,436,251 and $1,445,776 in management fees for the fiscal years ended

August 31, 1997, 1998 and 1999, respectively. For the fiscal years ended
August 31, 1997, 1998 and 1999, PIFM received $891,272, $1,147,925 and
$1,410,411, respectively, in management fees from the California Income Series. With respect to the California Income Series, PIFM waived 10% of its management fee for the fiscal years ended August 31, 1997 and 1998 and for the period from September 1, 1998 through May 31, 1999. Effective June 1, 1999, PIFM discontinued its management fee waiver. The amount of the fees waived for the years ended August 31, 1997, 1998 and 1999 amounted to $99,030, $114,792 and $104,983, respectively.

    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of each series in accordance with its investment objectives and policies. The Subadviser determines what securities and other instruments are purchased and sold for the series and is responsible for obtaining and evaluating financial data relevant to the series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-04077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the California Income Series and the California Series under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the California Money Market Series and the other series (the Distribution Agreements), the Distributor incurs the expenses of distributing shares of the California Money Market Series and the Class A, Class B and Class C shares of the California Income Series and the California Series. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement for the California Series and the California Income Series, none of which is reimbursed by or paid for by the Fund. See "How the Series is Managed -- Distributor" in each Prospectus.

    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each series.

    CLASS A PLAN. For the fiscal year ended August 31, 1999, the Distributor received payments of $189,848 and $375,487 for the California Series and the California Income Series, respectively, under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1999, the Distributor received approximately $47,400 and $371,300 in initial sales charges with respect to the sale of Class A shares of the California Series and the California Income Series, respectively.

    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B Plan provides for the payment to the Distributor of
(1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts.

    CLASS B PLAN. For the fiscal year ended August 31, 1999, the Distributor received $280,207 from the California Series under the Fund's Class B Plan and spent approximately $353,552 in distributing the Class B shares of the California Series during such period. For the fiscal year ended August 31, 1999, the Distributor received $405,815 from the California Income Series under the Fund's Class B Plan and spent approximately $1,232,400 in distributing the Class B shares of the California Income Series during such period.

    For the fiscal year ended August 31, 1999, it is estimated that the Distributor spent approximately the following amounts on behalf of the series of the Fund:

                                            PRINTING AND                                       COMPENSATION      APPROXIMATE
                                               MAILING       COMMISSION                       TO PRUSEC* FOR        TOTAL
                                            PROSPECTUSES    PAYMENTS TO                         COMMISSION          AMOUNT
                                              TO OTHER       FINANCIAL                          PAYMENTS TO        SPENT BY
                                                THAN        ADVISERS OF    OVERHEAD COSTS     REPRESENTATIVES    DISTRIBUTOR
                                               CURRENT       PRUDENTIAL     OF PRUDENTIAL        AND OTHER       ON BEHALF OF
SERIES                                      SHAREHOLDERS     SECURITIES     SECURITIES**        EXPENSES**          SERIES
------                                      -------------   ------------   ---------------   -----------------   ------------
California Series.........................     $    0         $173,900        $111,200            $68,400         $  353,600
California Income Series..................     $    0         $500,400        $654,500            $77,500         $1,232,400

------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1999, the Distributor received approximately $46,900 and $203,900 in contingent deferred sales charges for the Class B shares of the California Series and California Income Series, respectively.

    CLASS C PLAN. For the fiscal year ended August 31, 1999, the Distributor received $68,161 and $10,294 from the California Income Series and the California Series, respectively, under the Fund's Class C Plan. For the fiscal year ended August 31, 1999, the Distributor spent approximately $115,600 and $11,200 in distributing the Class C shares of the California Income Series and the California Series, respectively. These amounts were expended primarily for the payment of account servicing fees. The Distributor also receives the proceeds of initial sales charges with respect to the sale of Class C shares and contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1999, the Distributor received approximately $8,800 and $5,000 on behalf of the California Income Series and the California Series, respectively, in contingent deferred sales charges attributable to Class C shares. For the same period, the Distributor received approximately $40,800 and $4,900 on behalf of the California Income Series and the California Series respectively, in initial sales charges attributable to Class C shares.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each series are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the California Income Series and the California Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    CALIFORNIA MONEY MARKET SERIES PLAN OF DISTRIBUTION. Under the California Money Market Series' Plan of Distribution (the CMMS Plan), the Series reimburses the distributor for its distribution-related expenses at the annual rate of up to .125 of 1% of the average daily net assets of the Series. For the fiscal year ended

August 31, 1999, the Distributor incurred distribution expenses of $361,444 with respect to the California Money Market Series, all of which were recovered by the Distributor through the distribution fee paid by the California Money Market Series.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. The Distributor may from time to time waive all or a portion of its distribution related fees of the Fund. For the fiscal year ending August 31, 2000, the Distributor has contractually agreed to limit its distribution fees payable under the Class A and Class C Plans to .25 of 1% and .75 of 1% of Class A and Class C shares, respectively.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationary, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of the Fund, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or an affiliate in any transaction in which the Distributor or an affiliate acts as principal except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with the Distributor or an affiliate acting as market maker, and it will not execute a negotiated trade with the Distributor or an affiliate if execution involves the Distributor or an affiliate acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers or futures commission merchants other than the Distributor or an affiliate, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor or an affiliate in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees.

    Portfolio securities may not be purchased from any underwriting or selling group of which Prudential Securities (or any affiliate), during the existence of the group, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1997, 1998 and 1999, the California Series paid brokerage commissions of $9,450, $10,448 and $11,393 respectively, on certain futures transactions. The California Series paid no brokerage commissions to the Distributor or any affiliate thereof during those periods. During the fiscal years ended August 31, 1997, 1998 and 1999, the California Money Market Series paid no brokerage commissions. During the fiscal years ended August 31, 1997, 1998 and 1999, the California Income Series paid brokerage commissions of $13,633, $10,448 and $15,155 respectively. None of the brokerage commissions paid by the California Income Series were paid to the Distributor or any affiliate thereof.

    The Fund is required to disclose its holdings of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at August 31, 1999. At August 31, 1999, no series held any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The California Series and California Income Series are authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. The California Money Market Series offers only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares with respect to the non-money market series, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the California Series and the California Income Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent-deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the California Series and the California Income Series are offered to a limited group of investors at NAV without a sales charge. See "How to Buy, Sell and Exchange Shares of the Series -- How to Buy Shares" in the Prospectuses of the California Series and the California Income Series.

    For a description of the methods of purchasing shares of the California Money Market Series, see "How to Buy, Sell and Exchange Shares of the Series -- How to Buy Shares" in the Prospectus of the California Money Market Series.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential California Municipal Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the series (California, California Income or California Money Market) and the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the California and California Income Series).

    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund, the series (California, California Income or California Money Market), the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the California and California Income Series), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the California Income Series and the California Series and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV of these Series at August 31, 1999, the maximum offering price of the Series' shares would have been as follows:

                                                                           CALIFORNIA
                                                              CALIFORNIA     INCOME
                                                                SERIES       SERIES
                                                              ----------   ----------
CLASS A
------------------------------------------------------------
Net asset value and redemption price per Class A share......    $11.45       $10.49
Maximum initial sales charge (3% of offering price).........       .35          .32
                                                                ------       ------
Maximum offering price to public............................    $11.80       $10.81
                                                                ======       ======
CLASS B
------------------------------------------------------------
Net asset value, offering price and redemption price per
 Class B share*.............................................    $11.44       $10.49
                                                                ======       ======
CLASS C
------------------------------------------------------------
Net asset value and redemption price per Class C share......    $11.44       $10.49
Maximum initial sales charge (1% of offering price)**.......       .12          .11
                                                                ------       ------
Offering price to public....................................    $11.56       $10.60
                                                                ======       ======
CLASS Z
------------------------------------------------------------
Net asset value, offering price and redemption price per
 Class Z share..............................................    $11.45       $10.49
                                                                ======       ======

------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable Series.

SELECTING A PURCHASE ALTERNATIVE (CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES
ONLY)

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the California Series and California Income
Series:

    If you intend to hold your investment in a series for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for more than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

    Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:

    - officers of the Prudential mutual funds (including the Fund),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees or subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - members of the Board of Directors of Prudential,

    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Series -- Reducing or Waiving
Class A's Initial Sales Charge" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - an individual;

    - the individual's spouse, their children and their parents;

    - the individual's and spouse's Individual Retirement Account (IRA);

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds.

    For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the California Series or the California Income Series to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the California Series or the California Income Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    MUTUAL FUND PROGRAMS. Class Z shares of the California Series and California Income Series can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; and

    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares of the California Series and California Income Series currently are also available for purchase by the following categories of investors:

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

    - current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied accross the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

    SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and

Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the time same address as reflected in the Transfer Agent's records, a signature is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days, prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will on a PRO RATA basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduced the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                  CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE
              YEAR SHARES PURCHASE                 OF DOLLARS INVESTED OR
                  PAYMENT MADE                       REDEMPTION PROCEEDS
------------------------------------------------  -------------------------
First...........................................            5.0%
Second..........................................            4.0%
Third...........................................            3.0%
Fourth..........................................            2.0%
Fifth...........................................            1.0%
Sixth...........................................            1.0%
Seventh.........................................            None

    In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distribution; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES

    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability - An individual will be considered     A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor (a copy of the trust agreement
death or to be of long-continued and indefinite   identifying the grantor will be required as
duration.                                         well)) is permanently disabled. The letter must
                                                  also indicate the date of disability.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE AS A
                                              PERCENTAGE OF DOLLARS INVESTED OR
                                                     REDEMPTION PROCEEDS
                                         -------------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE         $500,001 TO $1 MILLION      OVER $1 MILLION
--------------------------------         ----------------------      ---------------
First..................................          3.0 %                    2.0 %
Second.................................          2.0 %                    1.0 %
Third..................................          1.0 %                    0   %
Fourth and thereafter..................          0   %                    0   %

    You must notify the Transfer Agent, the Distributor or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

CONVERSION FEATURE -- CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    Each series makes available to its shareholders the privilege of exchanging their shares of the series for shares of other series of the Fund and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the California Income Series and the California Series may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc.

       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of each of the California Income Series and the California Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the California Income Series and the California Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Series, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of the California Income Series and the California Series without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series -- How to Exchange Your Shares -- Frequent Trading" in the Prospectus.

DOLLAR COST AVERAGING (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private cofllege could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                     $100,000   $150,000   $200,000   $250,000
--------------------                     --------   --------   --------   --------
25 Years...............................   $  110     $  165     $  220     $  275
20 Years...............................      176        264        352        440
15 Years...............................      296        444        592        740
10 Years...............................      555        833      1,110      1,388
 5 Years...............................    1,371      2,057      2,742      3,428
See "Automatic Investment Plan (AIP) below."

------------

    (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the California Income Series or the California Series monthly by authorizing his or her bank account or Prudential Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual checks in any amount, except as provided below, up to the value of shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable Series.

    In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at NAV on shares held under the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

    The Distributor, the Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholders.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE CALIFORNIA MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the California Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such money market series) may use Check Redemption, Expedited Redemption or Regular Redemption.

    CHECKWRITING REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checkwriting redemption privileges, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available for check redemptions until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified check or by wire. If insufficient shares are in the account, or if the purchase was made by check within

10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    There is a service charge of $5.00 payable to PMFS to establish the checkwriting redemption privilege and to order checks. The Custodian and the Fund have reserved the right to modify this checkwriting privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Checkwriting Redemption Privilege at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    EXPEDITED REDEMPTION

    To request an Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M.,
New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by an "eligible guarantor institution" as defined below. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

    REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by share certificates, if issued. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address of record.

MUTUAL FUND PROGRAM

    From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, for example, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, Prudential/Pruco Securities Representative, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute its NAV daily at 4:15 P.M., New York time, for the California Series and the California Income Series and at 4:30 P.M.,
New York time, for the California Money Market Series on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the applicable series have been received or on days on which changes in the value of the portfolio securities of that series do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the California Series and the California Income Series) and between such closing and 4:30 P.M., New York time (with respect to shares of the California Money Market Series). The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term instruments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The California Money Market Series uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the California Money Market Series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the California Money Market Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the California Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the California Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                            PERFORMANCE INFORMATION

CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES

    YIELD. Each of the California Series and California Income Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period.

    The series' yield is computed according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)TO THE POWER OF 6 - 1]
                         cd

    Where:  a     =   dividends and interest earned during the period.
            b     =   expenses accrued for the period (net of reimbursements).
            c     =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.
            d     =   the maximum offering price per share on the last day of the period.

The California Series' yield for Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 1999 was 4.12%, 4.00%, 3.71% and 4.50%, respectively. The California Income Series' yield for its Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 1999 was 4.38%, 4.26%, 3.97% and 4.76%, respectively.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    The California Series and California Income Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The California Series and California Income Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1999, the California Series' tax equivalent yield (assuming a federal tax rate of 36%) for Class A, Class B, Class C and Class Z shares was 7.10%, 6.89%, 6.39% and 7.75%, respectively. The California Income Series' tax equivalent yield (assuming a federal tax rate of 36%) for its Class A, Class B, Class C, and Class Z shares for the 30 days ended August 31, 1998 was 7.55%, 7.34%, 6.84% and 8.20%, respectively.

    AVERAGE ANNUAL TOTAL RETURN. Each of the California Series and California Income Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary" in the Prospectus of each applicable Series.

    Average annual total return is computed according to the following formula:
                         P(1+T)TO THE POWER OF n = ERV

    Where:  P  = a hypothetical initial payment of $1000.
            T  = average annual total return.
            n  = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The California Series' average annual total returns for the periods ended August 31, 1999 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return for the since inception period is provided for each class the inception date of which is after September 1, 1989. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1989.

                                                                CLASS A
                        ---------------------------------------------------------------------------------------
                                  ONE                      FIVE                      FROM             INCEPTION
                                YEAR(*)                    YEARS                   INCEPTION            DATE
                        -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return................                  (4.51)%                    5.22%                     6.32%    1/22/90
Average Annual Total
 Return without
 Subsidy/Waiver........                  (4.51)%                    5.19%                     6.30%    1/22/90

                                                           CLASS B
                         ---------------------------------------------------------------------------
                                   ONE                      FIVE                       TEN
                                 YEAR(*)                    YEARS                     YEARS
                         -----------------------   -----------------------   -----------------------
Average Annual Total
 Return................                   (6.94)%                    5.30%                     6.25%
Average Annual Total
 Return without
 Subsidy/Waiver........                   (6.94)%                    5.27%                     6.23%

                                                                 CLASS C
                         ---------------------------------------------------------------------------------------
                                   ONE                      FIVE                      FROM             INCEPTION
                                 YEAR(*)                    YEARS                   INCEPTION            DATE
                         -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return................                   (4.16)%                    4.99%                     4.92%    8/1/94
Average Annual Total
 Return without
 Subsidy/Waiver........                   (4.16)%                    4.96%                     4.88%    8/1/94

                                                    CLASS Z
                         -------------------------------------------------------------
                                   ONE                      FROM             INCEPTION
                                 YEAR(*)                  INCEPTION            DATE
                         -----------------------   -----------------------   ---------
Average Annual Total
 Return................                   (1.44)%                    5.36%    9/18/96
Average Annual Total
 Return without
 Subsidy/Waiver........                   (1.44)%                    5.33%    9/18/96

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

    The California Income Series' average annual total returns for the periods ended August 31, 1999 for the Class A, Class B, Class C and Class Z shares are set forth below.

                                                               CLASS A
                       ---------------------------------------------------------------------------------------
                                 ONE                      FIVE                      FROM             INCEPTION
                               YEAR(*)                    YEARS                   INCEPTION            DATE
                       -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return..............                   (4.33)%                    5.87%                     7.31%    12/3/90
Average Annual Total
 Return without
 Subsidy/Waiver......                   (4.33)%                    5.75%                     7.06%    12/3/90

                                                  CLASS B
                       -------------------------------------------------------------
                                 ONE                      FROM             INCEPTION
                               YEAR(*)                  INCEPTION            DATE
                       -----------------------   -----------------------   ---------
Average Annual Total
 Return..............                   (6.67)%                    5.22%    12/7/93
Average Annual Total
 Return without
 Subsidy/Waiver......                   (6.67)%                    5.06%    12/7/93

                                                               CLASS C
                       ---------------------------------------------------------------------------------------
                                 ONE                      FIVE                      FROM             INCEPTION
                               YEAR(*)                    YEARS                   INCEPTION            DATE
                       -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return..............                   (3.89)%                    5.64%                     5.64%    8/1/94
Average Annual Total
 Return without
 Subsidy/Waiver......                  (3.89)%                     5.52%                     5.52%    8/1/94

                                                  CLASS Z
                       --------------------------------------------------------------
                                 ONE                       FROM             INCEPTION
                               YEAR(*)                   INCEPTION            DATE
                       ------------------------   -----------------------   ---------
Average Annual Total
 Return..............                    (1.18)%                    6.01%    9/18/96
Average Annual Total
 Return without
 Subsidy/Waiver......                    (1.18)%                    5.98%    9/18/96

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

    AGGREGATE TOTAL RETURN. Each of the California Series and California Income Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus of each applicable Series. Aggregate total return represents the cumulative change in the value of an investment in one of the Series and is computed according to the following formula:

                                    ERV - P
                                    --------
                                       P

    Where:  P  = a hypothetical initial payment of $1000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The California Series' aggregate total returns for the periods ended
August 31, 1999 are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1989. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1989.

                                                               CLASS A
                      ------------------------------------------------------------------------------------------
                                ONE                        FIVE                       FROM             INCEPTION
                              YEAR(*)                     YEARS                    INCEPTION             DATE
                      ------------------------   ------------------------   ------------------------   ---------
Aggregate Total
 Return..............                   (1.56)%                    32.99%                     85.77%    1/22/90
Aggregate Total
 Return without
 Subsidy/Waiver......                   (1.56)%                    32.75%                     85.77%    1/22/90

                                                          CLASS B
                       ------------------------------------------------------------------------------
                                 ONE                       FIVE                        TEN
                               YEAR(*)                    YEARS                       YEARS
                       -----------------------   ------------------------   -------------------------
Aggregate Total
 Return..............                   (1.94)%                    30.49%                      83.38%
Aggregate Total
 Return without
 Subsidy/Waiver......                   (1.94)%                    30.26%                      83.05%

                                                                CLASS C
                       ------------------------------------------------------------------------------------------
                                 ONE                       FIVE                        FROM             INCEPTION
                               YEAR(*)                     YEARS                    INCEPTION             DATE
                       -----------------------   -------------------------   ------------------------   ---------
Aggregate Total
 Return..............                   (2.18)%                     28.87%                     28.93%    8/1/94
Aggregate Total
 Return without
 Subsidy/Waiver......                   (2.18)%                     28.65%                     28.71%    8/1/94

                                                  CLASS Z
                       --------------------------------------------------------------
                                 ONE                       FROM             INCEPTION
                               YEAR(*)                  INCEPTION             DATE
                       -----------------------   ------------------------   ---------
Aggregate Total
 Return..............                   (1.44)%                    16.66%    9/18/96
Aggregate Total
 Return without
 Subsidy/Waiver......                   (1.44)%                    16.55%    9/18/96

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

    The California Income Series' aggregate total returns for the periods ended August 31, 1999 are set forth below.

                                                                CLASS A
                       ------------------------------------------------------------------------------------------
                                 ONE                        FIVE                       FROM             INCEPTION
                               YEAR(*)                     YEARS                    INCEPTION             DATE
                       ------------------------   ------------------------   ------------------------   ---------
Aggregate Total
 Return..............                    (1.37)%                    37.11%                     91.10%    12/3/90
Aggregate Total
 Return without
 Subsidy/Waiver......                    (1.37)%                    36.32%                     87.09%    12/3/90

                                                  CLASS B
                       --------------------------------------------------------------
                                 ONE                       FROM             INCEPTION
                               YEAR(*)                  INCEPTION             DATE
                       -----------------------   ------------------------   ---------
Aggregate Total
 Return..............                   (1.67)%                    34.86%    12/7/93
Aggregate Total
 Return without
 Subsidy/Waiver......                   (1.67)%                    33.71%    12/7/93

                                                                CLASS C
                       -----------------------------------------------------------------------------------------
                                 ONE                       FIVE                       FROM             INCEPTION
                               YEAR(*)                    YEARS                    INCEPTION             DATE
                       -----------------------   ------------------------   ------------------------   ---------
Aggregate Total
 Return..............                   (1.91)%                    32.87%                     33.50%    8/1/94
Aggregate Total
 Return without
 Subsidy/Waiver......                   (1.91)%                    32.11%                     32.74%    8/1/94

                                                   CLASS Z
                       ---------------------------------------------------------------
                                 ONE                        FROM             INCEPTION
                               YEAR(*)                   INCEPTION             DATE
                       ------------------------   ------------------------   ---------
Aggregate Total
 Return..............                    (1.18)%                    18.79%    9/18/96
Aggregate Total
 Return without
 Subsidy/Waiver......                    (1.18)%                    18.67%    9/18/96

* There was no management fee waiver or subsidy for the fiscal year ended August 31, 1999.

CALIFORNIA MONEY MARKET SERIES

    The California Money Market Series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the California Money Market Series' portfolio and its operating expenses. The California Money Market Series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The California Money Market Series' annualized seven-day current yield and effective annual yield as of August 31, 1999 was 2.26% and 2.28%, respectively.

    The California Money Market Series may also calculate its tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The California Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 1999 was 4.12%.

    Comparative performance information may be used from time to time in advertising or marketing the California Money Market Series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The California Money Market Series' yield fluctuates, and an annualized yield quotation is not a representation by the California Money Market Series as to what an investment in the California Money Market Series will actually yield for any given period. Yield for the California Money Market Series will vary based on a number of factors including changes in market conditions, and level of interest rates and the level of California Money Market Series income and expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation. (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE
COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
OVER THE LONG TERM
(12/31/25-12/31/98)
Common Stocks                                 11.2%
Long-Term Gov't. Bonds                         5.3%
Inflation                                      3.1%

    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation -- 1999 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS
    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional Fund shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last previous business day on which the Fund is open for business. Accordingly, a shareholder of the California Series and the California Income Series who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor in the California Series and the California Income Series whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday does not begin earning dividends until the following business day. For series other than California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily. For the California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily plus/minus any capital gains/losses.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of the series.

    The per share dividends on Class B and Class C shares of the California Series and the California Income Series will be lower than the per share dividends on Class A shares of the California Series and the California Income Series, respectively, as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

    Annually, the Fund will mail to shareholders information regarding the tax status of distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION
    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during the taxable year which it distributes to its shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon; (b) with respect to tax years beginning on or before August 5, 1997, derive less than 30% of its annual gross income (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income, including net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax exempt interest income in each year.

    Qualification as a regulated investment company will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred in that Series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    The alternative minimum tax is a tax equal to 20% of a corporation's so-called alternative minimum taxable income and 28% of a non-corporate taxpayer's so-called alternative minimum taxable income. Individual taxpayers may reduce their alternative minimum taxable income by a standard exemption amount of $45,000 if filing a joint return ($33,750 if filing singly), although the exemption amount is reduced for taxpayers with adjusted gross incomes of more than $150,000 ($112,500 if filing singly). Alternative minimum taxable income is determined by adding to the taxpayer's regularly-computed taxable income items of tax preference and certain other adjustments. All shareholders should consult their tax advisers to determine whether their investment in the Fund will cause them to incur liability for the alternative minimum tax.

    Distributions of taxable net investment income and of the excess of net short-term capital gain over the net long-term capital loss are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as short-term, mid-term or long-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series.

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the series at its original issue. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other
Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of the series, all outstanding put options or other
Section 1256 contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Code Section 1259 may require the recognition of gain (but not loss) if a series makes a "constructive sale" of an appreciated financial position.

    Each series gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term gains and losses associated with closing transactions with respect to call options written by them. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

    Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by a series would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

    Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to asset gains recognized by a series. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

    If any net capital gains from the sale of securities held for more than 12 months in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their series shares by the differences between their PRO RATA share of such gains and their tax credit.

    Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholders who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than 12 months.

    Any short-term capital loss realized upon the sale, redemption or exchange of shares within 6 months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

    Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

    A shareholder who acquires shares of a Series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue

Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected. In such case, each series would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

CALIFORNIA TAXATION

    In any year in which each series qualifies as a regulated investment company under the Internal Revenue Code (as in effect January 1, 1999) and is exempt from federal income tax under such rules, (i) such series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of such series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, such series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    Individual and corporate shareholders of a series who reside in California will not be subject to California personal income tax or California corporate income tax on distributions received from the series to the extent such distributions are attributable to interest received by the series during its taxable year on obligations which (when held by an individual) pay interest that is exempt from taxation under California law. Distributions from such series which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by a series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a series will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

    Shares of the Fund will not be subject to the California property tax.

    The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. The Fund has obtained an opinion of its California tax counsel which confirms these state tax consequences for California resident individuals and corporations. No attempt is made to present a detailed explanation of the California personal income tax treatment of a series or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investments in the Fund and their own California tax situation.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.9%
------------------------------------------------------------------------------------------------------------------------------
Alisal Union Sch. Dist.,
   Capital Apprec., Ser C, F.G.I.C.                          Aaa              Zero         8/01/12    $ 1,025        $    516,959
   Capital Apprec., Ser C, F.G.I.C.                          Aaa              Zero         8/01/14      1,030             456,516
   Capital Apprec., Ser C, F.G.I.C.                          Aaa             Zero          8/01/16      1,005             390,945
Arcadia Unified Sch. Dist., Gen. Oblig. 1993, Ser. A,
   M.B.I.A.                                                  Aaa             Zero          9/01/10      1,765           1,008,856
Baldwin Park Pub. Fin. Auth. Rev., Tax Alloc.                BBB(d)            7.05%       9/01/14      1,020           1,105,721
Berkeley Hosp. Rev., Alta Bates Hosp. Corp.                  Aaa               7.65       12/01/15      1,420(c)        1,488,174
Brea Pub. Fin. Auth. Rev., Sub. Tax Alloc. Redev.
   Proj., Ser. C                                             NR                8.10        3/01/21      5,000           5,219,950
Buena Park Cmnty. Redev. Agcy., Central Bus. Dist.
   Proj.                                                     BBB+(d)           7.10        9/01/14      2,500           2,648,175
California Infrastructure & Econ. Dev., Bank Rev.,
   American Ctr. for Wine Food Arts                          A(d)              5.70       12/01/19      2,500           2,444,000
California St. Hlth. Facs. Fin. Auth. Rev.,
   Eskaton Properties                                        NR                7.50        5/01/20      4,500(c)(f)     4,700,835
   Valleycare Hosp. Corp.                                    AA-(d)            5.50        5/01/20      2,250           2,158,672
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
   Ser. A                                                    Aa2             Zero          2/01/15      8,420           1,821,835
Chula Vista Redev. Agcy., Bayfront Tax Alloc.                BBB+(d)           7.625       9/01/24      4,500           5,021,145
Commerce California Cmnty. Dev. Comm., Rfdg. Merged
   Redev. Proj., Ser. A                                      NR                5.65        8/01/18      1,175           1,109,153
Contra Costa Cnty., Spec. Tax Cmnty. Facs. Dist.
   Pleasant Hill                                             NR                8.125       8/01/16      1,300(c)        1,376,453
Desert Hosp. Dist., Cert. of Part.                           AAA(d)            8.10        7/01/20      5,000(c)(f)     5,281,450
East Palo Alto Sanit. Dist., Cert. of Part.                  NR                8.25       10/01/15      1,295           1,349,027
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev.
   Projs., Ser. A                                            NR                7.90        8/01/21      4,200(c)        4,579,260
Foothill/Eastern Trans. Corridor Agcy.,
   Toll Rd. Rev.                                             Baa3            Zero          1/01/16      5,000           2,022,150
   Toll Rd. Rev.                                             Baa3            Zero          1/01/18      2,950           1,056,513
   Toll Rd. Rev.                                             Baa3            Zero          1/15/26      5,200           2,768,636
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev., A.M.T.        BBB(d)            7.20       10/01/14      1,150           1,242,414
La Canada Unified Sch. Dist.,
   Capital Apprec., F.G.I.C.                                 Aaa             Zero          8/01/12      1,600             806,960
   Unltd. Tax Gen. Oblig., F.G.I.C.                          Aaa             Zero          8/01/13      1,680             793,850
Long Beach Harbor Rev., Ser. A, A.M.T., F.G.I.C.             Aaa               6.00        5/15/16      5,500           5,816,030
Long Beach Redev. Agcy. Dist. No. 3, Spec. Tax Rev.
   (cost $2,950,530; purchased 10/18/93)                     NR                6.375       9/01/23      3,000(h)        3,057,960
Los Angeles Cnty., Cert. of Part., Correctional Facs.
   Proj., M.B.I.A.                                           Aaa             Zero          9/01/10      3,770           2,141,096
Los Angeles Cnty., Hsg. Auth., Multi-fam. Mtge. Rev.,
   Mayflower Gardens Proj., Ser. K, G.N.M.A.                 NR                8.875      12/20/10      2,100(c)(f)     2,292,885
Los Angeles Conv. & Exhib. Ctr. Auth., Cert. of Part.        Aaa               9.00       12/01/10      1,250(c)(e)     1,558,750
Madera Redev. Agcy Tax Rev. Tax Alloc. Redev. Proj.,
   F.S.A.                                                    Aaa               4.75        9/01/28      1,000             848,880
Met. Wtr. Dist. of Southern California,
   Rev. Linked S.A.V.R.S. & R.I.B.S.                         Aa2               5.75        8/10/18      1,000           1,027,950
   Waterworks Rev. Rfdg., Ser. A                             Aa2               5.75        7/01/21      4,000           4,115,560


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Midpeninsula Regional Open Space Dist. Fin. Auth. Rev.,
   1996, A.M.B.A.C.                                          Aaa              Zero         9/01/15    $ 3,000        $  1,230,150
Mojave Desert Solid Wst. Victor Vally Materials, Recov.
   Fac., A.M.T.                                              Baa1             7.875%       6/01/20      1,175           1,290,303
Orange Cnty. Loc. Trans. Auth.,
   Linked S.A.V.R.S. & R.I.B.S., A.M.B.A.C.                  Aaa              6.20         2/14/11      8,000           8,675,440
   Linked R.I.B.S.                                           Aa3              8.668        2/14/11        750(g)          870,000
Petaluma City Joint Union High Sch. Dist.,
   Capital Apprec., M.B.I.A.                                 Aaa              Zero         8/01/14      1,170             518,567
   Capital Apprec., M.B.I.A.                                 Aaa              Zero         8/01/15      1,600             664,256
   Capital Apprec., M.B.I.A.                                 Aaa             Zero          8/01/16      1,455             565,995
   Capital Apprec., M.B.I.A.                                 Aaa             Zero          8/01/17      3,015           1,101,440
Port Redwood City Rev., A.M.T.                               BBB(d)            5.40        6/01/19        500             459,545
Redding Elec. Sys. Rev., Cert. of Part.
   Linked R.I.B.S., M.B.I.A.                                 Aaa               9.015       7/01/22      1,750(g)        2,067,188
   Linked S.A.V.R.S. & R.I.B.S., M.B.I.A.                    Aaa               6.368       7/01/22         50              54,555
Roseville City Sch. Dist., Cap. Apprec. Ser. A,
   F.G.I.C.                                                  Aaa             Zero          8/01/10      1,230             706,045
San Bernardino Cnty.,
   Cert. of Part., Med. Ctr. Fin. Proj., M.B.I.A.            Aaa               5.50        8/01/22      4,400           4,365,812
   Fin. Auth. Ref. Impt., Granada Hills, Ser. A              B-(d)             6.90        5/01/27        645             619,007
San Francisco City & Cnty., Redev. Agcy., Lease Rev.,
   Cap. Apprec.                                              A1              Zero          7/01/09      2,000           1,198,040
San Jose, Unified Sch. Dist., Santa Clara, Gen. Oblig.,
   Ser. A, F.G.I.C.                                          Aaa             Zero          8/01/17      1,350             493,182
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.
   Ln., Ser. B                                               AAA(d)            7.625       9/01/21      2,350(c)        2,408,750
Santa Margarita, Dana Point Auth.,
   Impvt. Dists. 3, Ser. B, M.B.I.A.                         Aaa               7.25        8/01/08      2,500           2,937,350
   Impvt. Dists. 3, Ser. A, M.B.I.A.                         Aaa               7.25        8/01/09      1,400           1,658,930
   Impvt. Dists. 3, Ser. B, M.B.I A.                         Aaa               7.25        8/01/09      1,000           1,184,950
   Impvt. Dists. 3, Ser. B, M.B.I.A.                         Aaa               7.25        8/01/14      1,000           1,199,020
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C.                             Aaa               6.50        8/15/10        750             846,698
   Spec. Tax Rev., M.B.I.A.                                  Aaa               7.00        9/01/11      3,500(f)        4,101,720
So. Tahoe Joint Pwrs. Fin. Auth. Rev., Rfdg. So. Tahoe
   Redev. Proj., Ser. A                                      BBB-(d)           5.375      10/01/30      1,250           1,129,925
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                A3                6.75        7/01/10      2,265           2,572,926
   Proj. Rev.                                                A3                6.75        7/01/11      1,195           1,352,525
   Proj. Rev.                                                A3                6.75        7/01/12      2,935           3,330,286
   Proj. Rev.                                                A3                6.75        7/01/13      4,000           4,508,560


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Southern California Pub. Pwr. Auth.,
   Proj. Rev., A.M.B.A.C.                                    Aaa              Zero         7/01/16    $ 7,925(f)     $  3,117,537
   Transmission Proj. Rev. Rfdg., Ser. A, F.G.I.C.           Aaa              Zero         7/01/12      7,080           3,573,205
Stockton Cmnty. Facs. Dist. No. 90-2, Brookside Estates      NR                6.20%       8/01/15        700             702,989
Sulphur Springs Union Sch. Dist., Ser. A, M.B.I.A.           Aaa             Zero          9/01/09      2,000           1,215,780
Torrance Redev. Agcy., Rfdg. Tax. Alloc., Downtown
   Redev.                                                    Baa2              7.125       9/01/21      1,580(c)        1,704,472
Vacaville Cmnty. Redev. Agcy., Cmnty. Hsg. Fin.
   Multi-fam.                                                NR                7.375      11/01/14      1,110           1,151,947
Victor Valley Union High Sch. Dist.,
   Gen. Oblig., M.B.I.A.                                     Aaa             Zero          9/01/09      2,075           1,254,026
   Gen. Oblig., M.B.I.A.                                     Aaa             Zero          9/01/15      5,070           2,105,014
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                        NR                7.75       10/01/06        670(c)          715,493
Walnut Valley Unified Sch. Dist., M.B.I.A.                   Aaa               6.00        8/01/15      1,870           2,015,748
                                                                                                                     ------------
Total long-term investments (cost $132,916,421)                                                                       141,894,136
SHORT-TERM INVESTMENTS--0.1%
California Poll. Ctrl. Fin. Auth., Solid Waste Disposal
   Rev.,
   Shell Oil Martinez Refining Co., Ser. 96B, F.R.D.D.
   (cost $100,000)                                           Aa1               2.65        9/01/99        100             100,000
                                                                                                                     ------------
Total Investments--99.0%
(cost $133,016,421; Note 4)                                                                                           141,994,136
Other assets in excess of liabilities--1.0%                                                                             1,444,938
                                                                                                                     ------------
Net Assets--100%                                                                                                     $143,439,074
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     G.N.M.A.--Government National Mortgage Association.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bearing Securities.
     S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Segregated as collateral for financial futures contracts.
(f) When-issued security.
(g) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(h) Indicates a restricted security. The aggregate cost of restricted securities is $2,950,530 and the aggregate value is $3,057,960 which represents approximately 2.1% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1999
Investments, at value (cost $133,016,421)..................................................................       $ 141,994,136
Cash.......................................................................................................             200,358
Interest receivable........................................................................................           1,826,126
Due from broker - variation margin.........................................................................              37,688
Receivable for Series shares sold..........................................................................              35,668
Other assets...............................................................................................               3,718
                                                                                                                 ---------------
   Total assets............................................................................................         144,097,694
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................             350,122
Dividends payable..........................................................................................             117,324
Accrued expenses...........................................................................................              79,500
Management fee payable.....................................................................................              61,151
Distribution fee payable...................................................................................              41,139
Deferred trustee's fees....................................................................................               9,384
                                                                                                                 ---------------
   Total liabilities.......................................................................................             658,620
                                                                                                                 ---------------
Net Assets.................................................................................................       $ 143,439,074
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................       $     125,332
   Paid-in capital in excess of par........................................................................         137,085,913
                                                                                                                 ---------------
                                                                                                                    137,211,245
   Accumulated net realized loss on investments............................................................          (2,837,824)
   Net unrealized appreciation on investments..............................................................           9,065,653
                                                                                                                 ---------------
Net assets, August 31, 1999................................................................................       $ 143,439,074
                                                                                                                 ---------------
                                                                                                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($92,868,075 / 8,113,751 shares of beneficial interest issued and outstanding).......................              $11.45
   Maximum sales charge (3% of offering price).............................................................                 .35
                                                                                                                 ---------------
   Maximum offering price to public........................................................................              $11.80
                                                                                                                 ---------------
                                                                                                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($48,196,168 / 4,212,044 shares of beneficial interest issued and outstanding).......................              $11.44
                                                                                                                 ---------------
                                                                                                                 ---------------
Class C:
   Net asset value and redemption price per share
      ($1,446,924 / 126,449 shares of beneficial interest issued and outstanding)..........................              $11.44
   Sales charge (1% of offering price).....................................................................                 .12
                                                                                                                 ---------------
   Offering price to public................................................................................              $11.56
                                                                                                                 ---------------
                                                                                                                 ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($927,907 / 81,028 shares of beneficial interest issued and outstanding).............................              $11.45
                                                                                                                 ---------------
                                                                                                                 ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

PRUDENTIAL MUNICIPAL SERIES FUND
CALIFORNIA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $ 8,950,165
                                                 ---------------
Expenses
   Management fee.............................         768,543
   Distribution fee--Class A..................         189,848
   Distribution fee--Class B..................         280,207
   Distribution fee--Class C..................          10,294
   Custodian's fees and expenses..............          93,000
   Transfer agent's fees and expenses.........          75,000
   Reports to shareholders....................          43,000
   Registration fees..........................          42,000
   Legal fees and expenses....................          15,000
   Audit fees and expenses....................          13,000
   Trustees' fees and expenses................           7,000
   Miscellaneous..............................           4,703
                                                 ---------------
      Total expenses..........................       1,541,595
   Less: Custodian fee credit (Note 1)........            (444)
                                                 ---------------
      Net expenses............................       1,541,151
                                                 ---------------
Net investment income.........................       7,409,014
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions....................         149,312
   Financial futures transactions.............         175,401
                                                 ---------------
                                                       324,713
                                                 ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................     (10,126,674)
   Financial futures contracts................         (59,562)
                                                 ---------------
                                                   (10,186,236)
                                                 ---------------
Net loss on investments.......................      (9,861,523)
                                                 ---------------
Net Decrease in Net Assets
Resulting from Operations.....................     $(2,452,509)
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CALIFORNIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $   7,409,014     $  7,678,092
   Net realized gain (loss) on
      investment transactions.....         324,713         (274,855)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     (10,186,236)       5,747,426
                                    ---------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................      (2,452,509)      13,150,663
                                    ---------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................      (4,684,010)      (4,438,300)
      Class B.....................      (2,591,035)      (3,163,906)
      Class C.....................         (60,435)         (31,174)
      Class Z.....................         (73,534)         (44,712)
                                    ---------------    ------------
                                        (7,409,014)      (7,678,092)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        --                (53,531)
      Class B.....................        --                (42,305)
      Class C.....................        --                   (231)
      Class Z.....................        --                   (526)
                                    ---------------    ------------
                                          --                (96,593)
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................      18,346,773       13,997,164
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       4,059,444        4,324,099
   Cost of shares reacquired......     (24,798,715)     (20,676,442)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...      (2,392,498)      (2,355,179)
                                    ---------------    ------------
Total increase (decrease).........     (12,254,021)       3,020,799
Net Assets
Beginning of year.................     155,693,095      152,672,296
                                    ---------------    ------------
End of year.......................   $ 143,439,074     $155,693,095
                                    ---------------    ------------
                                    ---------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  CALIFORNIA SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Series (the 'Series') commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

The Series held illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Series at August 31, 1999 include registration rights under which the Series may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio of securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.


--------------------------------------------------------------------------------
                                       B-68

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  CALIFORNIA SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999, such expenses under the plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $47,400 and $4,900 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $46,900 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $47,100 for the services of PMFS. As of August 31, 1999, approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $19,604,632 and $22,779,752, respectively.

During the year ended August 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                                   Value at        Value at
 Number of                         Expiration     August 31,         Trade          Unrealized
 Contracts           Type             Date           1999            Date          Appreciation
-----------    ----------------    -----------    -----------     -----------     --------------
               Short position:
134            Muni Bond           Sept. 1999     $15,322,062     $15,410,000        $ 87,938

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $8,977,715 (gross unrealized appreciation--$10,038,715; gross unrealized depreciation--$1,061,000).

For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1999 of approximately $2,749,900, of which, $2,747,000 expires in 2003 and $2,900 expires in 2006. Accordingly, no capital gains


--------------------------------------------------------------------------------
                                       B-69

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  CALIFORNIA SERIES
--------------------------------------------------------------------------------
distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     795,762    $  9,586,464
Shares issued in reinvestment of
  dividends.........................     216,108       2,593,281
Shares reacquired...................    (914,438)    (10,998,324)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................      97,432       1,181,421
Shares issued upon conversion from
  Class B...........................     541,419       6,534,806
                                      ----------    ------------
Net increase in shares
  outstanding.......................     638,851    $  7,716,227
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     551,486    $  6,650,320
Shares issued in reinvestment of
  dividends and distributions.......     210,942       2,535,590
Shares reacquired...................    (767,076)     (9,222,647)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................      (4,648)        (36,737)
Shares issued upon conversion from
  Class B...........................     571,041       6,863,328
                                      ----------    ------------
Net increase in shares
  outstanding.......................     566,393    $  6,826,591
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     514,171    $  6,183,598
Shares issued in reinvestment of
  dividends.........................     114,358       1,373,595
Shares reacquired...................    (952,947)    (11,419,751)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (324,418)     (3,862,558)
Shares reacquired upon conversion
  into
  Class A...........................    (541,523)     (6,534,806)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (865,941)   $(10,397,364)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     493,897    $  5,944,373
Shares issued in reinvestment of
  dividends and distributions.......     143,690       1,726,117
Shares reacquired...................    (929,330)    (11,183,208)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (291,743)     (3,512,718)
Shares reacquired upon conversion
  into
  Class A...........................    (571,041)     (6,863,328)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (862,784)   $(10,376,046)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1999:
Shares sold.........................      53,745    $    647,299
Shares issued in reinvestment of
  dividends.........................       3,582          42,860
Shares reacquired...................     (33,739)       (402,855)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      23,588    $    287,304
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      87,614    $  1,056,749
Shares issued in reinvestment of
  dividends and distributions.......       2,094          25,178
Shares reacquired...................     (15,196)       (183,128)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      74,512    $    898,799
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1999:
Shares sold.........................     161,138    $  1,929,412
Shares issued in reinvestment of
  dividends.........................       4,138          49,708
Shares reacquired...................    (169,051)     (1,977,785)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (3,775)   $      1,335
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      28,803    $    345,722
Shares issued in reinvestment of
  dividends and distributions.......       3,094          37,214
Shares reacquired...................      (7,224)        (87,459)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      24,673    $    295,477
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------
                                       B-70

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                       Class A
                                               -------------------------------------------------------
                                                                Year Ended August 31,
                                               -------------------------------------------------------
                                                1999        1998        1997        1996        1995
                                               -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $ 12.22     $ 11.80     $ 11.44     $ 11.49     $ 11.30
                                               -------     -------     -------     -------     -------
Income from investment operations
Net investment income......................        .59         .62         .65(a)      .65(a)      .66(a)
Net realized and unrealized gain (loss) on
   investment transactions.................       (.77)        .43         .36        (.05)        .19
                                               -------     -------     -------     -------     -------
   Total from investment operations........       (.18)       1.05        1.01         .60         .85
                                               -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income.......       (.59)       (.62)       (.65)       (.65)       (.66)
Distributions in excess of net investment
   income..................................         --        (.01)         --(c)       --          --
                                               -------     -------     -------     -------     -------
   Total distributions.....................       (.59)       (.63)       (.65)       (.65)       (.66)
                                               -------     -------     -------     -------     -------
Net asset value, end of year...............    $ 11.45     $ 12.22     $ 11.80     $ 11.44     $ 11.49
                                               -------     -------     -------     -------     -------
                                               -------     -------     -------     -------     -------
TOTAL RETURN(b):...........................      (1.56)%      9.13%       9.01%       5.23%       7.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............    $92,868     $91,356     $81,535     $72,876     $68,403
Average net assets (000)...................    $94,868     $85,624     $78,347     $71,119     $42,617
Ratios to average net assets:
   Expenses, including distribution fees...        .89%        .78%        .76%(a)     .81%(a)     .73(a)
   Expenses, excluding distribution fees...        .69%        .68%        .66%(a)     .71%(a)     .63(a)
   Net investment income...................       4.94%       5.18%       5.53%(a)    5.58%(a)    5.90(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate.................         13%         11%         14%         26%         44%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-71

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                       Class B
                                               --------------------------------------------------------
                                                                Year Ended August 31,
                                               --------------------------------------------------------
                                                1999        1998        1997        1996         1995
                                               -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $ 12.22     $ 11.80     $ 11.43     $ 11.49     $  11.29
                                               -------     -------     -------     -------     --------
Income from investment operations
Net investment income......................        .56         .58         .60(a)      .60(a)       .62(a)
Net realized and unrealized gain (loss) on
   investment transactions.................       (.78)        .43         .37        (.06)         .20
                                               -------     -------     -------     -------     --------
   Total from investment operations........       (.22)       1.01         .97         .54          .82
                                               -------     -------     -------     -------     --------
Less distributions
Dividends from net investment income.......       (.56)       (.58)       (.60)       (.60)        (.62)
Distributions in excess of net investment
   income..................................         --        (.01)         --(c)       --           --
                                               -------     -------     -------     -------     --------
   Total distributions.....................       (.56)       (.59)       (.60)       (.60)        (.62)
                                               -------     -------     -------     -------     --------
Net asset value, end of year...............    $ 11.44     $ 12.22     $ 11.80     $ 11.43     $  11.49
                                               -------     -------     -------     -------     --------
                                               -------     -------     -------     -------     --------
TOTAL RETURN(b):...........................      (1.94)%      8.70%       8.67%       4.73%        7.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............    $48,196     $62,043     $70,093     $85,190     $103,891
Average net assets (000)...................    $56,041     $66,086     $75,935     $96,525     $136,275
Ratios to average net assets:
   Expenses, including distribution fees...       1.19%       1.18%       1.16%(a)    1.21%(a)     1.13(a)
   Expenses, excluding distribution fees...        .69%        .68%        .66%(a)     .71%(a)      .63(a)
   Net investment income...................       4.62%       4.78%       5.13%(a)    5.18%(a)     5.50(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                    Class C                                Class Z
                                               --------------------------------------------------     ------------------
                                                                                                          Year Ended
                                                             Year Ended August 31,                        August 31,
                                               --------------------------------------------------     ------------------
                                                1999       1998       1997       1996       1995       1999        1998
                                               ------     ------     ------     ------     ------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $12.22     $11.80     $11.43     $11.49     $11.29     $ 12.23     $11.81
                                               ------     ------     ------     ------     ------     -------     ------
Income from investment operations
Net investment income......................       .53        .55        .57(a)     .57(a)     .59(a)      .62        .63
Net realized and unrealized gain (loss) on
   investment transactions.................      (.78)       .43        .37       (.06)       .20        (.78)       .43
                                               ------     ------     ------     ------     ------     -------     ------
   Total from investment operations........      (.25)       .98        .94        .51        .79        (.16)      1.06
                                               ------     ------     ------     ------     ------     -------     ------
Less distributions
Dividends from net investment income.......      (.53)      (.55)      (.57)      (.57)      (.59)       (.62)      (.63)
Distributions in excess of net investment
   income..................................        --       (.01)        --(c)      --         --          --       (.01)
                                               ------     ------     ------     ------     ------     -------     ------
   Total distributions.....................      (.53)      (.56)      (.57)      (.57)      (.59)       (.62)      (.64)
                                               ------     ------     ------     ------     ------     -------     ------
Net asset value, end of period.............    $11.44     $12.22     $11.80     $11.43     $11.49     $ 11.45     $12.23
                                               ------     ------     ------     ------     ------     -------     ------
                                               ------     ------     ------     ------     ------     -------     ------
TOTAL RETURN(b):...........................     (2.18)%     8.43%      8.40%      4.47%      7.29%      (1.44)%     9.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $1,447     $1,257     $  334     $  543     $  129     $   928     $1,037
Average net assets (000)...................    $1,373     $  689     $  480     $  286     $   76     $ 1,427     $  847
Ratios to average net assets:
   Expenses, including distribution fees...      1.44%      1.43%      1.41%(a)   1.46%(a)   1.38%(a)     .69%       .68%
   Expenses, excluding distribution fees...       .69%       .68%       .66%(a)    .71%(a)    .63%(a)     .69%       .68%
   Net investment income...................      4.40%      4.53%      4.88%(a)   4.93%(a)   5.25%(a)    5.15%      5.28%

                                             September 18,
                                                1996(d)
                                                through
                                              August 31,
                                                 1997
                                             -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $ 11.50
                                                  -----
Income from investment operations
Net investment income......................         .64(a)
Net realized and unrealized gain (loss) on
   investment transactions.................         .31
                                                  -----
   Total from investment operations........         .95
                                                  -----
Less distributions
Dividends from net investment income.......        (.64)
Distributions in excess of net investment
   income..................................          --(c)
                                                  -----
   Total distributions.....................        (.64)
                                                  -----
Net asset value, end of period.............     $ 11.81
                                                  -----
                                                  -----
TOTAL RETURN(b):...........................        8.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $   710
Average net assets (000)...................     $   458
Ratios to average net assets:
   Expenses, including distribution fees...         .66%(a)(e)
   Expenses, excluding distribution fees...         .66%(a)(e)
   Net investment income...................        5.35%(a)(e)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Report of Independent Accountants          CALIFORNIA SERIES
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series (the 'Fund', one of the portfolios constituting Prudential California Municipal Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------
                                       B-74

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Federal Income Tax Information (Unaudited) CALIFORNIA SERIES
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.59 per Class A share, $.56 per Class B share, $.53 per Class C share and $.62 per Class Z share were all federally tax-exempt interest dividends.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.


--------------------------------------------------------------------------------
                                       B-75

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.0%
------------------------------------------------------------------------------------------------------------------------------
Alisal Union Sch. Dist.,
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa          Zero         8/01/13    $ 1,090     $    515,058
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa          Zero         8/01/15      1,075          446,297
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa          Zero         8/01/19      1,615          520,175
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa          Zero         8/01/22      1,175          315,617
Arcadia Unif. Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                    Aaa          Zero         9/01/09      1,200          729,468
   Gen. Oblig., Ser. A, M.B.I.A.                                    Aaa          Zero         9/01/11      1,875        1,006,762
   Gen. Oblig., Ser. A, M.B.I.A.                                    Aaa          Zero         9/01/12      2,045        1,026,856
Assoc. of Bay Area Govt's. Fin. Auth.,
   Cert. of Part., Channing House, Ser. A                           NR            7.125%      1/01/21      1,500(e)     1,588,410
   Ref. Amer. Baptist Homes, Ser. A                                 BBB(d)        6.20       10/01/27      2,000        1,984,100
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C          NR            8.10        3/01/21      3,000        3,131,970
Brentwood Infrastructure Fin. Auth. Rev.                            NR            5.60        9/02/19      1,990        1,862,839
Buena Park Cmnty. Redev. Agcy. Cent. Bus. Dist. Proj.               NR            7.80        9/01/14      3,325        3,533,278
Calabasas Spec. Tax Ref. Cmnty. Facs. Dist. No. 98-1                NR            5.75        9/01/28      1,000          932,170
California Hsg. Fin. Agcy., Single Fam. Mtge., Ser. A.,
   A.M.T., M.B.I.A.                                                 Aaa           6.00        8/01/20      3,730(f)     3,767,151
California Infrastructure & Econ. Dev.,
   Amer. Ctr. for Wine, Food & Arts                                 A(d)          5.75       12/01/24      4,000        3,911,040
   Amer. Ctr. for Wine, Food & Arts                                 A(d)          5.80       12/01/29      1,000          980,340
California St. Dept. Wtr. Res. Rev., Central Valley Proj.,
   Ser. J-3                                                         Aa2           7.00       12/01/12      1,000        1,175,980
California St. Edl. Facs. Auth. Rev., Chapman College               Baa2          7.50        1/01/18        600(e)       638,826
California St. Gen. Oblig., A.M.B.A.C.                              Aaa           6.50        9/01/10      1,250        1,415,100
California St. Hlth. Facs. Fin. Auth. Rev., Valleycare Hosp.
   Corp.                                                            AA-(d)        5.50        5/01/20      1,500        1,439,115
California Statewide Cmnty. Cap. Apprec., Cmnty. Facs. Dist.
   No. 97-1                                                         NR           Zero         9/01/22      4,440          935,464
Capistrano Unif. Sch. Dist. No. 98-2-Ladera                         NR            5.75        9/01/29      2,500        2,350,825
Capistrano Unif. Sch. Dist. No. 98-2                                NR            5.70        9/01/20      2,000        1,885,700
Carson City Ltd. Oblig. Impvt. Rev., Assmt. Dist.                   NR            7.375       9/02/22      2,310        2,453,336
Cerritos Pub. Fin. Auth. Rev., Los Coyotes Redev. Proj., Loan
   A, A.M.B.A.C.                                                    Aaa           6.50       11/01/23      3,000        3,380,760
Chula Vista Cmnty. Redev. Agcy.,
   Ref. Tax Alloc. Sr. Bayfront, Ser. A                             BBB+(d)       7.625       9/01/24      2,500        2,789,525
   Ref. Tax Alloc. Sub. Bayfront, Ser. C                            NR            8.25        5/01/24      2,500        2,793,350
Chula Vista Spec. Tax Cmnty. Facs. Dist. No. 97-3                   NR            6.05        9/01/29      2,770        2,691,692
Commerce Cmnty. Dev., Merged Redev. Proj., Ser. A                   NR            5.70        8/01/28      2,250        2,126,835
Contra Costa Cnty., Spec. Tax Cmnty. Facs. Dist. No. 91-1           NR            8.125       8/01/16      1,520(e)     1,609,391
Corona Cert. of Part., Vista Hosp. Sys. Inc., Ser. C                NR            8.375       7/01/11      2,000        1,927,660
Davis Ca. Pub. Facs. Fin. Auth., Mace Ranch, Ser. A                 NR            6.60        9/01/25      2,000        2,042,540


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-76

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Delano Cert. of Part., Regl. Med. Ctr., Ser. 92-A                   NR            9.25%       1/01/22   $  2,850(e)  $  3,326,862
Desert Hosp. Dist., Cert. of Part.                                  AAA           8.10        7/01/20      2,000(e)     2,112,580
East Palo Alto San. Dist., Cert. of Part.                           NR            8.25       10/01/15        500          520,860
El Dorado Cnty., Spec. Tax,
   Cmnty. Facs. Dist. No. 92-1                                      NR            6.125       9/01/16      1,000(i)       996,340
   Cmnty. Facs. Dist. No. 92-1                                      NR            6.25        9/01/29      3,000(i)     2,995,950
El Dorado Hills Dev., Cmnty. Facs. Dist. No. 92-1                   NR            8.25        9/01/24      1,945(e)     2,143,740
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Proj., Ser. A      NR            7.90        8/01/21      2,500(e)     2,725,750
Folsom Spec. Tax,
   Cmnty. Facs. Dist. No. 7                                         NR            6.00        9/01/24      2,500        2,424,550
   Cmnty. Facs. Dist. No. 2                                         NR            7.70       12/01/19      3,130(e)     3,224,182
Fontana Pub. Fin. Auth., N. Fontana Tax Alloc. Rev.                 NR            7.65       12/01/09      1,575(e)     1,726,547
Fontana Redev. Agcy. Tax Alloc.,
   Ref. Jurupa Hills Redev. Proj. A                                 BBB+(d)       5.50       10/01/17      2,150        2,057,356
   Ref. Jurupa Hills Redev. Proj. A                                 BBB+(d)       5.60       10/01/27      1,595        1,510,848
Foothill/Eastern Trans. Corr. Agcy.,
   Conv. Cap. Apprec.                                               Baa3         Zero         1/15/26      4,800        2,555,664
   Conv. Cap. Apprec.                                               Baa3         Zero         1/15/28      4,890        2,582,164
   Toll Rd., Ser. A                                                 Baa3         Zero         1/01/20     10,000        3,170,400
Gateway Impvt. Auth. Rev., Marin City Cmnty. Facs. Dist. &
   Redev.                                                           NR            7.75        9/01/25      2,100(e)     2,496,123
Glendale Unif. Sch. Dist., Ser. B, F.S.A.                           Aaa           5.125       9/01/23      1,250        1,158,163
Irvine Impvt. Bond Act of 1915,
   Assmt. Dist. No. 87-8 Grp.                                       NR            6.00        9/02/24      3,000        2,872,890
   Assmt. Dist. No. 94-13                                           NR            6.00        9/02/22      1,000          968,520
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev., A.M.T.               BBB(d)        7.20       10/01/14      1,200        1,296,432
La Mesa Impvt. Bond Act of 1915 Ltd. Oblig., Dist. No. 98-1         NR            5.75        9/02/23      1,000          952,560
La Mirada Redev. Agcy. Spec. Tax, Ref. Cmnty. Facs. Dist. No.
   89-1                                                             NR            5.70       10/01/20      1,000          938,650
La Quinta Redev. Agcy.,
   Proj. Area No. 1, M.B.I.A.                                       Aaa           7.30        9/01/10      1,000        1,194,400
   Tax Alloc. Ref. Proj. No. 1, M.B.I.A.                            Aaa           7.30        9/01/11      1,000        1,198,350
Lincoln Impvt. Bond Act of 1915 Pub. Fin. Auth., Twelve
   Bridges                                                          NR            6.20        9/02/25      3,000        2,884,140
Long Beach Hbr. Rev.,
   Ref. Ser. A., A.M.T., F.G.I.C.                                   Aaa           6.00        5/15/17      5,000(f)     5,274,300
   Ref. Ser. A., A.M.T., F.G.I.C.                                   Aaa           6.00        5/15/19      3,000        3,156,540
Long Beach Redev. Agcy. Hsg.,
   Multifamily Hsg. Rev., Pacific Ct. Apts., Ser. B
      (cost $1,490,475; purchased 10/18/93)                         NR            6.80        9/01/13      1,000(c)(g)    620,000
   Multifamily Hsg. Rev., Pacific Ct. Apts., Ser. B
      (cost $991,820; purchased 10/18/93)                           NR            6.95        9/01/23      1,500(c)(g)    930,000
Los Angeles Cmnty. Facs. Dist., No. 5, Rowland Heights Area         NR            7.25        9/01/19      1,500(e)     1,718,520


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-77

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Los Angeles Dept. of Wtr. & Pwr., Waterworks Rev.                   Aa3           4.50%       5/15/23   $  1,900     $  1,596,703
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys. Impvt. Proj.                BBB-(d)       6.50        6/01/21      1,500        1,575,120
Madera Redev. Agcy. Tax Rev. Tax Alloc. Redev. Proj., F.S.A.        Aaa           4.75        9/01/28      1,205        1,022,900
Met. Wtr. Dist. of Southern California, Waterworks Rev.,
   Linked S.A.V.R.S. & R.I.B.S.                                     Aa2           5.75        8/10/18      1,000        1,027,950
Mojave Desert & Mtn. Solid Waste, Victor Valley Nat'l. Recov.
   Facs., A.M.T.                                                    Baa1          7.875       6/01/20      1,175        1,290,303
Montebello Unified Sch. Dist.,
   Cap. Apprec., F.G.I.C.                                           Aaa          Zero         8/01/18      2,195          753,895
   Cap. Apprec., F.G.I.C.                                           Aaa          Zero         8/01/19      2,250          724,702
   Cap. Apprec., F.G.I.C.                                           Aaa          Zero         8/01/20      2,300          696,992
Ontario California Impvt. Bond Act of 1915, Assmt. Dist. No.
   100C,
   Com. Ctr. III                                                    NR            8.00        9/02/11      1,050        1,090,614
Orange Cnty. Cmnty. Facs. Dist., Spec. Tax Rev.,
   No. 87-4, Foothill Ranch, Ser. A                                 AAA(d)        7.375       8/15/18      3,500(e)     3,886,085
   No. 87-5B, Rancho Santa Margarita                                NR            7.50        8/15/17      1,750(e)     1,946,997
   No. 88-1, Aliso Viejo, Ser. A                                    AAA(d)        7.15        8/15/06        805(e)       888,801
Orange Cnty. Loc. Trans. Auth.,
   Sales Tax Rev., Linked S.A.V.R.S. & R.I.B.S., A.M.B.A.C.         Aaa           6.20        2/14/11     10,000       10,844,300
   Sales Tax Rev., Linked S.A.V.R.S. & R.I.B.S.                     Aa3           8.668(h)    2/14/11        750          870,000
Paramount Unif. Sch. Dist., Ser. A, F.S.A.                          Aaa           5.125       9/01/19      2,500        2,369,725
Perris Sch. Dist., Cert. of Part., Cap. Proj.                       NR            7.75        3/01/21      1,500(e)     1,610,595
Pico Rivera California Wtr. Auth. Rev., Wtr. Sys. Proj., Ser.
   A, M.B.I.A.                                                      Aaa           5.50        5/01/29      2,500        2,452,125
Placentia Pub. Fin. Auth., Spec. Tax Rev., Ser. B                   NR            6.60        9/01/15      1,500        1,527,060
Port Redwood Cty. Rev., A.M.T.                                      BBB(d)        5.125       6/01/30      1,600        1,389,360
Poway Cmnty. Fac. Dist., No. 88-1, Parkway Bus. Ctr.                NR            6.75        8/15/15      1,000        1,054,620
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. Q                        AAA(d)        7.75        7/01/10      2,100(e)(f)  2,211,174
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth. Facs.,
   Ser. J                                                           Baa1         Zero         7/01/06      1,605        1,152,952
Redding Elec. Sys. Rev.,
   Linked S.A.V.R.S. & R.I.B.S., M.B.I.A.                           Aaa           6.368       7/01/22         50           54,555
   Cert. of Part., M.B.I.A.                                         Aaa           9.015       7/01/22      1,850        2,185,312
Richmond Redev. Agcy. Tax Alloc.,
   Cap. Apprec. Ref. Harbor, Ser. B., M.B.I.A.                      Aaa          Zero         7/01/20      1,150          347,334
   Cap. Apprec. Ref. Harbor, Ser. B., M.B.I.A.                      Aaa          Zero         7/01/21      1,150          326,347
   Multifamily Hsg., Bridge Affordable Hsg.                         NR            7.50        9/01/23      2,500        2,579,375
Rio Vista Impvt. Bond Act of 1915, Assmt. Dist. No. 96-1,
   River View Pt.                                                   NR            7.50        9/02/22      1,940        1,962,174
Riverside Cnty. Cert. of Part., Air Force Village West              NR            8.125       6/15/20      3,000(e)(f)  3,363,210
Riverside Cnty. Impvt. Bond Act of 1915, Assmt. Dist. No. 159,
   Ser. A                                                           NR            7.625       9/02/14      2,465        2,539,196
Rocklin Stanford Ranch Cmnty., Spec. Tax Facs. Dist. No. 3          NR            8.10       11/01/15      1,000(e)     1,068,690


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-78

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Rocklin Unif. Sch. Dist., Gen. Oblig.,
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa          Zero         8/01/12    $ 1,110     $    559,829
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa          Zero         8/01/13      1,165          550,497
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa          Zero         8/01/14      1,220          540,728
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa          Zero         8/01/15      1,285          533,481
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa          Zero         8/01/16      1,400          544,600
Roseville California Spec. Tax,
   N. Roseville Cmnty. Facs. Dist. No. 1                            NR            5.75%       9/01/23      1,500        1,409,160
   Ref. N. Central Cmnty. Dist. No. 1                               NR            5.80        9/01/17      2,500        2,402,925
Sacramento City. Fin. Auth.,
   Cap. Apprec., Tax Alloc. Comb. Proj., Ser. B, M.B.I.A.           Aaa          Zero        11/01/16      5,700        2,186,577
   Cap. Apprec., Tax Alloc. Comb. Proj., Ser. B, M.B.I.A.           Aaa          Zero        11/01/17      5,695        2,051,510
Sacramento Cnty. Spec. Tax Rev.,
   Dist. No. 1, Laguna Creek Ranch                                  NR            5.70       12/01/20      2,000        1,887,960
   Dist. No. 1, Laguna Creek Ranch                                  NR            8.25       12/01/20      1,000(e)     1,072,620
Sacramento Impvt. Bond Act of 1915, Willowcreek II Assmt.
   Dist.
   No. 96-1                                                         NR            6.70        9/02/22      2,500        2,576,800
Sacramento Spec. Purpose Fac., Y.M.C.A. of Sacramento               NR            7.25       12/01/18      2,110        2,191,784
San Bernardino Cnty.,
   Cert. of Part, Med. Ctr. Fin. Proj., M.B.I.A.                    Aaa           5.50        8/01/22      4,540        4,504,724
   Fin. Auth. Ref. Impt., Granada Hills                             B-(d)         6.90        5/01/27        855          820,544
San Bruno Park Sch. Dist.,
   Cap. Apprec., F.S.A.                                             Aaa          Zero         8/01/20      1,275          386,376
   Cap. Apprec., F.S.A.                                             Aaa          Zero         8/01/21      1,220          347,492
   Cap. Apprec., F.S.A.                                             Aaa          Zero         8/01/22      1,080          290,099
San Clemente Impvt. Bond Act of 1915, Assmt. Dist. No. 98-1         NR            6.05        9/02/28      2,000        1,928,620
San Diego Spec. Tax, Cmnty. Facs. Dist. No. 1, Ser. B               NR            7.10        9/01/20      2,000(e)     2,310,800
San Francisco City & Cnty.,
   Redev. Agcy., Lease Rev.                                         A1           Zero         7/01/06      1,500        1,074,660
   Redev. Agcy., Lease Rev.                                         A1           Zero         7/01/07      2,250        1,521,202
San Joaquin Hills Trans. Corridor Agcy.,
   Toll Rd. Rev.                                                    Aaa          Zero         1/01/11      2,000        1,104,280
   Toll Rd. Rev.                                                    Aaa          Zero         1/01/22     15,000        4,210,800
San Jose Redev. Proj., M.B.I.A.                                     Aaa           6.00        8/01/15      3,000        3,213,690
San Jose Unif. Sch. Dist., Santa Clara,
   Gen. Oblig., Ser. A., F.G.I.C.                                   Aaa          Zero         8/01/16      2,630        1,023,070
   Gen. Oblig., Ser. A., F.G.I.C.                                   Aaa          Zero         8/01/18      2,765          949,667
   Gen. Oblig., Ser. A., F.G.I.C.                                   Aaa          Zero         8/01/19      2,835          913,125
San Luis Obispo, Certs. of Part., Vista Hosp. Sys.                  NR            8.375       7/01/29      1,000          947,880


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-79

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
San Marcos Pub. Fac. Auth. Rev., Ref., Ser. 1998                    NR            5.80%       9/01/18   $  1,000     $    967,070
San Marino Unif. Sch. Dist.,
   Gen. Oblig., Ser. A                                              AA(d)         5.25        7/01/19      1,840        1,784,726
   Gen. Oblig., Ser. A                                              AA(d)         5.00        6/01/23      1,500        1,375,080
Santa Margarita Wtr. Dist. Spec. Tax,
   Cmnty Fac. Dist. No. 99-1                                        NR            6.20        9/01/20      2,000        1,997,680
   Cmnty Fac. Dist. No. 99-1                                        NR            6.25        9/01/29      2,000        2,006,700
Santa Margarita, Dana Point Auth.,
   Impvt. Dists., Ser. A, M.B.I.A.                                  Aaa           7.25        8/01/09        905        1,072,380
   Impvt. Dists., Ser. B, M.B.I.A.                                  Aaa           7.25        8/01/14      1,000        1,199,020
Santa Rosa Impvt. Bond Act of 1915, Ref. Fountaingrove Parkway      NR            5.70        9/02/19      1,000          958,590
South Orange Cnty., Pub. Fin. Auth.,
   Foothill Area Proj., Ser. C, F.G.I.C.                            Aaa           6.50        8/15/10        750          846,698
   Spec. Tax Rev., M.B.I.A.                                         Aaa           7.00        9/01/10      2,535        2,964,682
South San Francisco Redev. Agcy., Tax Alloc., Gateway Redev.
   Proj.                                                            NR            7.60        9/01/18      2,375(e)     2,652,115
South Tahoe Joint Pwrs. Fin. Ref., Redev. Proj., Ser. A             BBB-(d)       5.375      10/01/30      2,500        2,259,850
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                       A3            6.75        7/01/10      6,250        7,099,687
   Proj. Rev.                                                       A3            6.75        7/01/13      3,000        3,381,420
   Proj. Rev., A.M.B.A.C.                                           Aaa          Zero         7/01/16      8,400        3,304,392
Stockton Cmnty. Facs. Dist. No. 90-2, Brookside Estates             NR           6.20         8/01/15      1,050        1,054,484
Sulphur Springs Unif. Sch. Dist., Ser. A, M.B.I.A.                  Aaa          Zero         9/01/11      3,000        1,610,820
Temecula Valley Unif. Sch. Dist., Cmnty. Facs., Spec. Tax
   Dist.,
   No. 89-1                                                         NR            8.60        9/01/17      2,600        2,707,354
Torrance Redev. Agcy.,
   Ref. Tax Alloc. Sub. Lien                                        NR            5.625       9/01/28      1,000          921,410
   Tax Alloc. Downtown Redev.                                       Baa2          7.125       9/01/22      2,105(e)     2,270,832
   Tax Alloc. Ind. Redev. Proj.                                     NR            7.75        9/01/13      2,500(e)     2,550,000
Vacaville Cmnty. Redev. Agcy., Multifamily Hsg. Rev.                NR            7.375      11/01/14      1,110        1,151,947
Ventura California Port Dist. Cert. of Part.                        NR            6.375       8/01/28      4,000        3,783,440
Victor Valley,
   Union H.S. Dist., M.B.I.A.                                       Aaa          Zero         9/01/17      4,500        1,647,765
   Union H.S. Dist., M.B.I.A.                                       Aaa          Zero         9/01/19      5,450        1,771,032
   Union H.S. Dist., M.B.I.A.                                       Aaa          Zero         9/01/20      5,850        1,786,122
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust Fund         AAA(d)        7.70       10/01/04      1,000(e)     1,023,250
Virgin Islands Territory, Hugo Ins. Claims Fund Proj., Ser. 91      NR            7.75       10/01/06        870(e)       929,073
West Contra Costa Unif. Sch. Dist., Cert. of Part.                  Baa3          6.875       1/01/09      1,100        1,188,528
Westminster Redev. Agcy., Tax Alloc. Rev., Orange Cnty., Proj.
   No. 1, Ser. A                                                    AAA(d)        7.30        8/01/21      3,000(e)     3,241,020
                                                                                                                     ------------
Total long-term investments (cost $272,033,253)                                                                       281,612,844
                                                                                                                     ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-80

Portfolio of Investments as                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1999                         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
California Poll. Ctrl. Fin. Auth. Ref., Pacific Gas & Elec.
   Co.,
   Ser. 96C, F.R.D.D.                                               A1+(d)        2.65%       9/01/99   $    400     $    400,000
   Ser. 96D, F.R.D.D.                                               A1+(d)        2.65        9/01/99        900          900,000
California Poll. Ctrl. Fin. Auth., Solid Wst. Disp. Rev.,
   Shell Oil Martinez Refining Co., Ser. 96A, F.R.D.D., A.M.T.      VMIG1         2.55        9/01/99      1,100        1,100,000
   Shell Oil Martinez Refining Co., Ser. 96B, F.R.D.D.              NR            2.65        9/01/99        500          500,000
                                                                                                                     ------------
Total short-term investments (cost $2,900,000)                                                                          2,900,000
                                                                                                                     ------------
Total Investments--100.0 %
(cost $274,933,253; Note 4)                                                                                           284,512,844
Liabilities in excess of other assets                                                                                     (77,052)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $284,435,792
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Notes (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
    Y.M.C.A.--Young Mens Christian Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Issue in default on interest payment, non-income producing security.
(d) Standard & Poor's Rating.
(e) Prerefunded issues secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) All or a portion of the securities are segregated as collateral for financial futures contracts.
(g) Indicates a restricted security. The aggregate cost of restricted securities is $2,482,295 and the aggregate value is ($1,550,000) which represents approximately 0.5% of net assets.
(h) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(i) When-issued securities.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-81

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $274,933,253).................................................................      $  284,512,844
Cash......................................................................................................              58,909
Interest receivable.......................................................................................           4,188,542
Receivable for Series shares sold.........................................................................             503,399
Due from broker - variation margin........................................................................              87,750
Receivable for investments sold...........................................................................              80,450
Other assets..............................................................................................               5,766
                                                                                                                ---------------
   Total assets...........................................................................................         289,437,660
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           3,993,470
Payable for Series shares reacquired......................................................................             456,360
Dividends payable.........................................................................................             236,931
Management fee payable....................................................................................             120,586
Accrued expenses..........................................................................................             103,490
Distribution fee payable..................................................................................              81,647
Deferred trustee's fees...................................................................................               9,384
                                                                                                                ---------------
   Total liabilities......................................................................................           5,001,868
                                                                                                                ---------------
Net Assets................................................................................................      $  284,435,792
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      271,125
   Paid-in capital in excess of par.......................................................................         278,297,870
                                                                                                                ---------------
                                                                                                                   278,568,995
   Accumulated net realized loss on investments...........................................................          (3,869,419)
   Net unrealized appreciation on investments.............................................................           9,736,216
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  284,435,792
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($183,593,374 / 17,500,481 shares of beneficial interest issued and outstanding)....................              $10.49
   Maximum sales charge (3% of offering price)............................................................                 .32
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.81
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($84,545,838 / 8,058,635 shares of beneficial interest issued and outstanding)......................              $10.49
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($10,847,351 / 1,033,953 shares of beneficial interest issued and outstanding)......................              $10.49
   Sales charge (1% of offering price)....................................................................                 .11
                                                                                                                ---------------
   Offering price to public...............................................................................              $10.60
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($5,449,229 / 519,469 shares of beneficial interest issued and outstanding).........................              $10.49
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-82

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $16,463,562
                                                 ---------------
Expenses
   Management fee.............................       1,410,411
   Distribution fee--Class A..................         375,487
   Distribution fee--Class B..................         405,815
   Distribution fee--Class C..................          68,161
   Custodian's fees and expenses..............          95,000
   Transfer agent's fees and expenses.........          58,000
   Reports to shareholders....................          43,000
   Registration fees..........................          36,000
   Audit fees and expenses....................          13,000
   Legal fees and expenses....................          10,000
   Trustees' fees and expenses................           7,000
   Miscellaneous..............................           7,656
                                                 ---------------
      Total expenses..........................       2,529,530
   Less: Management fee waiver (Note 2).......        (104,983)
      Custodian fee credit (Note 1)...........          (2,406)
                                                 ---------------
      Net expenses............................       2,422,141
                                                 ---------------
Net investment income.........................      14,041,421
                                                 ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................      (1,136,923)
   Financial futures transactions.............         310,965
                                                 ---------------
                                                      (825,958)
                                                 ---------------
Net change in unrealized
   appreciation/depreciation on:
   Investments................................     (17,823,742)
   Financial futures contracts................          13,719
                                                 ---------------
                                                   (17,810,023)
                                                 ---------------
Net loss on investments.......................     (18,635,981)
                                                 ---------------
Net Decrease in Net Assets
Resulting from Operations.....................     $(4,594,560)
                                                 ---------------
                                                 ---------------

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                          1999            1998
Operations
   Net investment income........   $ 14,041,421    $ 12,132,906
   Net realized loss on
      investment transactions...       (825,958)        (88,023)
   Net change in unrealized
      appreciation/depreciation
      on investments............    (17,810,023)     10,200,239
                                   ------------    ------------
   Net increase (decrease) in
      net assets resulting from
      operations................     (4,594,560)     22,245,122
                                   ------------    ------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income
      Class A...................     (9,496,580)     (8,943,420)
      Class B...................     (3,882,376)     (2,795,615)
      Class C...................       (413,457)       (211,960)
      Class Z...................       (249,008)       (181,911)
                                   ------------    ------------
                                    (14,041,421)    (12,132,906)
                                   ------------    ------------
   Distributions in excess of
      net investment income
      Class A...................             --         (77,784)
      Class B...................             --         (24,826)
      Class C...................             --          (1,879)
      Class Z...................             --          (1,255)
                                   ------------    ------------
                                             --        (105,744)
                                   ------------    ------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      sold......................     92,907,502      72,607,907
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........      6,830,426       6,072,757
   Cost of shares reacquired....    (59,179,182)    (35,867,889)
                                   ------------    ------------
   Net increase in net assets
      from Series share
      transactions..............     40,558,746      42,812,775
                                   ------------    ------------
Total increase..................     21,922,765      52,819,247
Net Assets
Beginning of year...............    262,513,027     209,693,780
                                   ------------    ------------
End of year.....................   $284,435,792    $262,513,027
                                   ------------    ------------
                                   ------------    ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-83

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Income Series (the 'Series') commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

Security Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

The Series held illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Series at August 31, 1999 include registration rights under which the Series may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.


--------------------------------------------------------------------------------
                                      B-84

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to June 1, 1999, PIFM has agreed to voluntarily waived a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $104,983 ($.004 per share). Effective June 1, 1999, PIFM eliminated such waiver. The Series is not required to reimburse PIFM for such waiver.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999, such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that it received approximately $371,300 and $40,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, it received approximately $203,900 and $8,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $50,700 for the services of PMFS. As of August 31, 1999 approximately $4,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $102,971,773 and $64,755,427, respectively.

The United States federal income tax cost basis of the Fund's investments as of August 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $9,579,591 (gross unrealized appreciation--$15,398,831; gross unrealized depreciation--$5,819,240).


--------------------------------------------------------------------------------
                                      B-85

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
During the year ended August 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                                  Value at        Value at         Unrealized
Number of                         Expiration    February 28,        Trade         Appreciation
Contracts           Type             Date           1999            Date         (Depreciation)
---------     ----------------    ----------    ------------     -----------     --------------
              Short Position:
   312           Muni Bond        Sept. 1999    $ 35,675,250     $35,831,875        $156,625

For federal income tax purposes, the Series has a capital loss carryforward at August 31, 1999 of approximately $2,496,600 of which $1,520,900 expires in 2003 and $975,700 expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

For federal income tax purposes, the Series will elect to treat net capital losses of $1,104,800 incurred in the ten month period ending August 31, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1999 and 1998 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1999:
Shares sold........................    4,622,707    $ 50,892,275
Shares issued in reinvestment of
  dividends........................      417,857       4,593,136
Shares reacquired..................   (3,868,964)    (42,458,852)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,171,600      13,026,559
Shares issued upon conversion from
  Class B..........................      109,917       1,217,865
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,281,517    $ 14,244,424
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold........................    3,414,327    $ 37,583,169
Shares issued in reinvestment of
  dividends and distributions......      412,571       4,525,799
Shares reacquired..................   (2,333,125)    (25,610,559)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,493,773      16,498,409
Shares issued upon conversion from
  Class B..........................      101,309       1,102,989
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,595,082    $ 17,601,398
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1999:
Shares sold........................    2,701,343    $ 29,886,200
Shares issued in reinvestment of
  dividends........................      160,200       1,758,724
Shares reacquired..................     (995,244)    (10,928,291)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,866,299      20,716,633
Shares reacquired upon conversion
  into Class A.....................     (109,917)     (1,217,865)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,756,382    $ 19,498,768
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold........................    2,527,906    $ 27,786,255
Shares issued in reinvestment of
  dividends and distributions......      111,980       1,228,995
Shares reacquired..................     (663,467)     (7,259,153)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,976,419      21,756,097
Shares reacquired upon conversion
  into Class A.....................     (101,309)     (1,102,989)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,875,110    $ 20,653,108
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1999:
Shares sold........................      696,989    $  7,705,871
Shares issued in reinvestment of
  dividends........................       26,026         285,305
Shares reacquired..................     (221,550)     (2,436,064)
                                      ----------    ------------
Net increase in shares
  outstanding......................      501,465    $  5,555,112
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold........................      384,457    $  4,221,764
Shares issued in reinvestment of
  dividends and distributions......       13,751         150,931
Shares reacquired..................     (202,715)     (2,225,783)
                                      ----------    ------------
Net increase in shares
  outstanding......................      195,493    $  2,146,912
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Year ended August 31, 1999:
Shares sold........................      405,701    $  4,423,156
Shares issued in reinvestment of
  dividends........................       17,560         193,261
Shares reacquired..................     (306,708)     (3,355,975)
                                      ----------    ------------
Net increase in shares
  outstanding......................      116,553    $  1,260,442
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold........................      274,705    $  3,016,719
Shares issued in reinvestment of
  dividends and distributions......       15,212         167,032
Shares reacquired..................      (70,320)       (772,394)
                                      ----------    ------------
Net increase in shares
  outstanding......................      219,597    $  2,411,357
                                      ----------    ------------
                                      ----------    ------------


--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                       Class A
                                             ------------------------------------------------------------
                                                                Year Ended August 31,
                                             ------------------------------------------------------------
                                               1999         1998         1997         1996         1995
                                             --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  11.19     $  10.71     $  10.33     $  10.28     $  10.19
                                             --------     --------     --------     --------     --------
Income from investment operations
Net investment income(a)..................        .56          .59          .60          .63          .65
Net realized and unrealized gain (loss) on
   investment transactions................       (.70)         .49          .38          .05          .09
                                             --------     --------     --------     --------     --------
   Total from investment operations.......       (.14)        1.08          .98          .68          .74
                                             --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income......       (.56)        (.59)        (.60)        (.63)        (.65)
Distributions in excess of net investment
   income.................................         --         (.01)          --(c)        --           --
                                             --------     --------     --------     --------     --------
   Total distributions....................       (.56)        (.60)        (.60)        (.63)        (.65)
                                             --------     --------     --------     --------     --------
Net asset value, end of year..............   $  10.49     $  11.19     $  10.71     $  10.33     $  10.28
                                             --------     --------     --------     --------     --------
                                             --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................      (1.37)%      10.31%        9.72%        6.67%        7.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $183,593     $181,512     $156,684     $153,236     $163,538
Average net assets (000)..................   $187,106     $165,771     $153,019     $161,420     $165,500
Ratios to average net assets(a):
   Expenses, including distribution
      fees................................        .76%         .68%         .73%         .50%         .40%
   Expenses, excluding distribution
      fees................................        .56%         .58%         .63%         .40%         .30%
   Net investment income..................       5.03%        5.39%        5.66%        6.01%        6.49%
For Class A, B, C and Z shares:
   Portfolio turnover rate................         23%          10%          16%          22%          39%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-88

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                     Class B
                                             -------------------------------------------------------
                                                              Year Ended August 31,
                                             -------------------------------------------------------
                                              1999        1998        1997        1996        1995
                                             -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $ 11.19     $ 10.71     $ 10.33     $ 10.28     $ 10.19
                                             -------     -------     -------     -------     -------
Income from investment operations
Net investment income(a)..................       .53         .55         .55         .59         .61
Net realized and unrealized gain (loss) on
   investment transactions................      (.70)        .49         .38         .05         .09
                                             -------     -------     -------     -------     -------
   Total from investment operations.......      (.17)       1.04         .93         .64         .70
                                             -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income......      (.53)       (.55)       (.55)       (.59)       (.61)
Distributions in excess of net investment
   income.................................        --        (.01)         --(c)       --          --
                                             -------     -------     -------     -------     -------
   Total distributions....................      (.53)       (.56)       (.55)       (.59)       (.61)
                                             -------     -------     -------     -------     -------
Net asset value, end of year..............   $ 10.49     $ 11.19     $ 10.71     $ 10.33     $ 10.28
                                             -------     -------     -------     -------     -------
                                             -------     -------     -------     -------     -------
TOTAL RETURN(b):..........................     (1.67)%      9.87%       9.28%       6.25%       7.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $84,546     $70,535     $47,436     $35,983     $28,609
Average net assets (000)..................   $81,163     $56,011     $40,983     $32,555     $23,722
Ratios to average net assets(a):
   Expenses, including distribution
      fees................................      1.06%       1.08%       1.13%        .90%        .80%
   Expenses, excluding distribution
      fees................................       .56%        .58%        .63%        .40%        .30%
   Net investment income..................      4.78%       4.99%       5.26%       5.61%       6.09%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-89

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Class C                                Class Z
                                             ---------------------------------------------------     -----------------
                                                                                                        Year Ended
                                                            Year Ended August 31,                       August 31,
                                             ---------------------------------------------------     -----------------
                                              1999        1998       1997       1996       1995       1999       1998
                                             -------     ------     ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $ 11.19     $10.71     $10.33     $10.28     $10.19     $11.19     $10.71
                                             -------     ------     ------     ------     ------     ------     ------
Income from investment operations
Net investment income(a)..................       .50        .52        .53        .56        .58        .58        .61
Net realized and unrealized gain (loss) on
   investment transactions................      (.70)       .49        .38        .05        .09       (.70)       .49
                                             -------     ------     ------     ------     ------     ------     ------
   Total from investment operations.......      (.20)      1.01        .91        .61        .67       (.12)      1.10
                                             -------     ------     ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income......      (.50)      (.52)      (.53)      (.56)      (.58)      (.58)      (.61)
Distributions in excess of net investment
   income.................................        --       (.01)        --(e)      --         --         --       (.01)
                                             -------     ------     ------     ------     ------     ------     ------
   Total distributions....................      (.50)      (.53)      (.53)      (.56)      (.58)      (.58)      (.62)
                                             -------     ------     ------     ------     ------     ------     ------
Net asset value, end of period............   $ 10.49     $11.19     $10.71     $10.33     $10.28     $10.49     $11.19
                                             -------     ------     ------     ------     ------     ------     ------
                                             -------     ------     ------     ------     ------     ------     ------
TOTAL RETURN(b):..........................     (1.91)%     9.60%      9.01%      5.99%      6.98%     (1.18)%    10.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $10,847     $5,960     $3,611     $3,269     $2,762     $5,449     $4,507
Average net assets (000)..................   $ 9,088     $4,491     $3,135     $3,300     $1,751     $4,725     $3,312
Ratios to average net assets(a):
   Expenses, including distribution
      fees................................      1.31%      1.33%      1.38%      1.15%      1.05%       .56%       .58%
   Expenses, excluding distribution
      fees................................       .56%       .58%       .63%       .40%       .30%       .56%       .58%
   Net investment income..................      4.53%      4.74%      5.01%      5.36%      5.84%      5.28%      5.49%

                                            September 18,
                                               1996(d)
                                               Through
                                             August 31,
                                                1997
                                            -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......     $ 10.38
                                                 -----
Income from investment operations
Net investment income(a)..................         .57
Net realized and unrealized gain (loss) on
   investment transactions................         .33
                                                 -----
   Total from investment operations.......         .90
                                                 -----
Less distributions
Dividends from net investment income......        (.57)
Distributions in excess of net investment
   income.................................          --(e)
                                                 -----
   Total distributions....................        (.57)
                                                 -----
Net asset value, end of period............     $ 10.71
                                                 -----
                                                 -----
TOTAL RETURN(b):..........................        8.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........     $ 1,963
Average net assets (000)..................     $   970
Ratios to average net assets(a):
   Expenses, including distribution
      fees................................         .63%(c)
   Expenses, excluding distribution
      fees................................         .63%(c)
   Net investment income..................        5.76%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-90

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Report of Independent Accountants          CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series (the 'Fund', one of the portfolios constituting Prudential California Municipal Fund) at August 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.56 per share for Class A shares, $.53 per Class B share, $.50 per Class C share and $.58 per Class Z share were all federally tax-exempt interest dividends.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1999.


--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Portfolio of Investments as
of August 31, 1999                         CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Abag Fin. Auth., Harken School Foundation, Ser. 98,
   F.R.W.D.                                                     NR                2.90%       9/01/99   $  3,870     $  3,870,000
Alameda-Contra Costa Schs. Fin. Auth., Capital
   Improvements Fin. Proj., Ser. G, F.R.W.D., A.M.B.A.C.        A-1+(d)           2.90        9/02/99      4,700        4,700,000
California Econ. Dev. Fin. Auth. Rev., Mannesmann Dematic
   Rapistan Corp., Ser. 98, F.R.W.D., A.M.T.                    NR                3.25        9/02/99      3,200        3,200,000
California Hsg. Fin. Agcy.,
   Home Mtg. Rev., Ser. 99D, A.O.T.                             MIG1              3.02        4/30/00      3,635        3,635,000
   Single Family Mtg. Rev., Ser. 99B, F.G.I.C., A.O.T.,
      A.M.T.                                                    MIG1              3.00        2/01/00        450          450,000
California Poll. Ctrl. Fin. Auth. Rev.,
   Arco Proj., Ser. 97A, F.R.W.D., A.M.T.                       A-1(d)            2.80        9/01/99      2,900        2,900,000
   Greenwaste Recovery Proj., Ser. 99B, F.R.W.D., A.M.T.        NR                3.05        9/02/99      3,625        3,625,000
   Shell Oil Martinez Refining Co., Ser. 96B, F.R.D.D.          NR                2.65        9/01/99      1,300        1,300,000
   U.S. Borax Inc. Proj., Ser. 95A, F.R.W.D.                    NR                3.15        9/02/99      5,100        5,100,000
California Sch. Cash Reserve Prog. Auth., Ser. A,
   A.M.B.A.C.                                                   MIG1              4.00        7/03/00      6,000        6,043,774
California St.,
   Gen. Oblig.                                                  Aa3               6.90        3/01/00      1,100        1,121,058
   Gen. Oblig.                                                  Aa3               6.70        5/01/00      1,425        1,457,662
   Gen. Oblig., F.G.I.C.                                        Aaa               6.00       11/01/99      2,200        2,211,651
   Gen. Oblig., T.E.C.P.                                        P-1               3.20       10/08/99      3,700        3,700,000
California St., Tend. Option Cert., Ser. 98A, F.R.W.D.S.,
   M.B.I.A.                                                     VMIG1             3.20        9/01/99     13,675       13,675,000
California Statewide Cmntys. Dev. Auth.,
   Chevron Proj., Ser. 94, F.R.D.D., A.M.T.                     P-1               2.70        9/01/99      5,500        5,500,000
   Kimberly Woods Apts., Ser. 95B, F.R.W.D., F.N.M.A.,
      A.M.T.                                                    A-1+(d)           2.90        9/01/99      2,000        2,000,000
   Villa Paseo Senior Res., Multi-family Rev., Ser. 98MM,
      F.R.W.D., A.M.T.                                          A-1+(d)           2.90        9/02/99      4,000        4,000,000
Camarillo Multi-family Hsg. Rev., Hacienda De Camarillo
   Proj.,
   Ser. 96, F.R.W.D., A.M.T.                                    A-1+(d)           2.90        9/02/99      3,000        3,000,000
City of Fowler Ind. Dev. Auth., Bee Sweet Citrus, Ser. 95,
   F.R.W.D., A.M.T.                                             NR                2.95        9/02/99      1,600        1,600,000
City of Westminster, 1998 Civic Center Proj., Ser. A,
   F.R.W.D., A.M.B.A.C.                                         A-1(d)            2.90        9/02/99      4,200        4,200,000
Fresno Multi-family Hsg. Rev.,
   Heron Pointe Apt. Proj., Ser. 96A, F.R.W.D.                  VMIG1             2.85        9/01/99      4,900        4,900,000
   Sunrise of Fresno Proj., Ser. 96A, F.R.W.D., A.M.T.          A-1+(d)           3.44        9/02/99      5,500        5,500,000
Kern Cnty. Superintendent of Schs., Master Lease, Ser.
   96A, F.R.W.D.                                                A-1+(d)           2.95        9/02/99     12,890       12,890,000
Kern Cnty., Ser. 90, T.R.A.N.                                   SP-1+(d)          4.00        6/30/00      4,000        4,027,262


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-93

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Portfolio of Investments as
of August 31, 1999                         CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Lassen Muni. Util. Dist. Rev., Refunding Rev., Ser. 96A,
   F.R.W.D., F.S.A., A.M.T.                                     VMIG1             3.20%       9/02/99   $  5,800     $  5,800,000
Los Angeles Cnty. Metropolitan Trans. Auth., Sales Tax
   Rev.,
   Ser. SG55, F.R.W.D.S., M.B.I.A.                              A-1+(d)           3.04        9/02/99      3,000        3,000,000
Los Angeles Cnty., T.R.A.N.                                     MIG1              4.00        6/30/00      6,100        6,133,219
Los Angeles Comm. Redev. Agcy., Multi-family Rev.,
   Lanewood Apts. Proj., Ser. 85, F.R.W.D.                      VMIG1             2.80        9/01/99      7,800        7,800,000
Los Angeles Convention & Exhibition Center Auth., Lease
   Rev.,
   Ser. 98-21, F.R.W.D.S., M.B.I.A.                             VMIG1             3.10        9/01/99      3,900        3,900,000
Los Rios Comm. Coll. Dist., Ser. 98-99, T.R.A.N.                SP-1+(d)          3.50        1/21/00      1,000        1,001,714
Metropolitan Wtr. Dist. So. Cal., Waterworks Rev., Ser.
   97B, F.R.W.D.                                                VMIG1             2.75        9/02/99      4,000        4,000,000
Modesto Irrigation Dist. Fin. Auth. Rev., Refunding
   Geysers, Ser. A, M.B.I.A.                                    Aaa               4.50       10/01/99      3,775        3,779,763
North City West Sch. Facilities Fin. Auth., Ser. 89A            Aaa               7.85        9/01/99      3,800 (c)    3,876,000
Northern Cal. Transmission Agcy., California-Oregon Trans.
   Proj., Ser. 90A                                              Aaa               7.00        5/01/00      8,770 (c)    9,127,614
Oakland Unified Sch. Dist., Alameda Cnty., Ser. 98-99,
   T.R.A.N.                                                     SP-1+(d)          3.25       11/09/99      7,000        7,005,785
Ontario Rev. Hsg. Fin., Ser. 97A, F.R.W.D.                      A-1+(d)           3.10        9/02/99      2,900        2,900,000
Palmdale Cmnty. Redev. Agcy., Multi-family Rev., Manzania
   Village Apts., Ser. 99A, F.R.W.D.                            VMIG1             2.85        9/02/99      3,400        3,400,000
Port of Oakland, Port Rev., Ser. 99-A1, F.R.W.D.S.,
   M.B.I.A., A.M.T.                                             VMIG1             3.15        9/01/99      1,775        1,775,000
Puerto Rico Comnwlth., Govt. Dev. Bank., Ser. 95, T.E.C.P.      A-1+(d)           3.10        9/07/99      5,000        5,000,000
Puerto Rico Ind. Ed. Medical & Environmental Ctrl. Fac.
   Fin. Auth.,
   Higher Ed. Rev., Ana G. Mendez Univ. Sys., Ser. 98,
   F.R.W.D.                                                     A-1(d)            2.90        9/01/99      2,500        2,500,000
Sacramento Cnty. Hsg. Auth., Multi-family Rev., Chesapeake
   Apts., Ser. A, F.R.W.D., A.M.T.                              A-1+(d)           2.95        9/02/99      5,000        5,000,000
Salinas Multi-family Hsg. Rev., Brentwood Garden Apts.,
   Ser. 97A, F.R.W.D.                                           A-1+(d)           2.75        9/02/99      8,480        8,480,000
San Bernardino Cnty. Multi-family Hsg. Rev., Evergreen
   Apts.,
   Ser. 99A, F.R.W.D., F.N.M.A.                                 A-1+(d)           2.75        9/02/99      2,700        2,700,000
San Bernardino Cnty. Redev. Agcy., Silverwood Apt. Proj.,
   Ser. 86, F.R.W.D., A.M.T.                                    A-1+(d)           2.95        9/02/99      7,000        7,000,000
San Francisco Airport, Ser. SSP32, F.R.W.D.S., F.G.I.C.,
   A.M.T.                                                       VMIG1             3.30        9/08/99     13,500       13,500,000
San Jose Multi-family Hsg. Rev., Sienna At Rennaissance
   Square, Ser. 96A, F.R.W.D., A.M.T.                           VMIG1             2.95        9/01/99      7,500        7,500,000


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-94

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Portfolio of Investments as
of August 31, 1999                         CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
San Mateo Cnty. Multi-family Hsg. Rev., Pacific Oaks Apt.
   Proj., Ser. 87A, F.R.W.D., A.M.T.                            VMIG1             3.00%       9/01/99   $  2,600     $  2,600,000
Santa Paula CA, Sch. Dist., T.R.A.N.                            SP-1+(d)          3.50        6/30/00      2,000        2,005,777
Southern Cal. Pub. Pwr. Auth., Pwr. Proj. Rev., Ser. 89         Aaa               6.00        7/01/00      6,235 (c)    6,382,124
Stockton East Wtr. Dist., Proj., Ser. 90A                       AAA(d)            7.30        4/01/00      9,680 (c)   10,113,412
Torrance CA, Hosp. Rev., Little Company of Mary Hospital,
   Ser. 92, F.R.W.D.                                            A-1+(d)           2.95        9/02/99     10,800       10,800,000
Ventura Cnty., Ser. 99, T.R.A.N.                                MIG1              4.00        7/06/00      5,000        5,032,691
Westminster Redev. Agcy., Westminster Commercial Proj.
   Pound1,
   Ser. 97, F.R.W.D., A.M.B.A.C.                                A-1+(d)           2.90        9/02/99      7,630        7,630,000
                                                                                                                     ------------
Total Investments--99.6%
(cost $264,349,506(e))                                                                                                264,349,506
Other assets in excess of liabilities--0.4%                                                                             1,123,125
                                                                                                                     ------------
Net Assets--100%                                                                                                     $265,472,631
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     A.O.T.--Annual Optional Tender.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.N.M.A.--Federal National Mortgage Association.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
     F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     T.E.C.P.--Tax-Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-95

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market value............................................      $  264,349,506
Cash......................................................................................................              31,710
Receivable for Series shares sold.........................................................................           2,883,711
Interest receivable.......................................................................................           2,053,767
Other assets..............................................................................................               6,530
                                                                                                                ---------------
   Total assets...........................................................................................         269,325,224
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           3,555,044
Management fee payable....................................................................................             116,376
Dividends payable.........................................................................................             101,716
Accrued expenses..........................................................................................              54,110
Distribution fee payable..................................................................................              15,963
Deferred trustee's fees...................................................................................               9,384
                                                                                                                ---------------
   Total liabilities......................................................................................           3,852,593
                                                                                                                ---------------
Net Assets................................................................................................      $  265,472,631
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    2,654,726
   Paid-in capital in excess of par.......................................................................         262,817,905
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  265,472,631
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share
   ($265,472,631 / 265,472,631 shares of beneficial interest issued and outstanding; unlimited number of
   shares authorized).....................................................................................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-96

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest earned..........................     $ 8,719,132
                                               ---------------
Expenses
   Management fee...........................       1,445,776
   Distribution fee.........................         361,444
   Transfer agent's fees and expenses.......          82,000
   Custodian's fees and expenses............          71,000
   Reports to shareholders..................          40,000
   Registration fees........................          26,000
   Legal fees and expenses..................          14,000
   Audit fees and expenses..................          13,000
   Trustees' fees and expenses..............           7,000
   Miscellaneous............................           6,946
                                               ---------------
      Total expenses........................       2,067,166
   Less: Custodian fee credit (Note 1)......          (8,962)
                                               ---------------
      Net expenses..........................       2,058,204
                                               ---------------
Net investment income.......................       6,660,928
Realized Gain on Investments
Net realized gain on investment
   transactions.............................          18,632
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 6,679,560
                                               ---------------
                                               ---------------

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $     6,660,928    $     7,948,963
   Net realized gain on
      investment
      transactions...........           18,632                 --
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        6,679,560          7,948,963
                               ---------------    ---------------
Dividends and distributions
   (Note 1)..................       (6,679,560)        (7,948,963)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold...................    1,284,076,534      1,442,499,792
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        6,453,709          7,729,112
   Cost of shares
      reacquired.............   (1,326,335,873)    (1,434,231,046)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions.....      (35,805,630)        15,997,858
                               ---------------    ---------------
Total increase (decrease)....      (35,805,630)        15,997,858
Net Assets
Beginning of year............      301,278,261        285,280,403
                               ---------------    ---------------
End of year..................  $   265,472,631    $   301,278,261
                               ---------------    ---------------
                               ---------------    ---------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-97

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements             CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Money Market Series (the 'Series') commenced investment operations on March 3, 1989. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements. Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PIC, PIMS and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $67,800 for the services of PMFS. As of August 31, 1999, approximately $5,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.


--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                          Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                         1999         1998         1997         1996         1995
                                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................................ $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains/losses...............      .02          .03          .03          .03          .02(b)
Dividends and distributions.......................................     (.02)        (.03)        (.03)        (.03)        (.03)
Capital contribution by affiliate.................................       --           --           --           --          .01
                                                                    --------     --------     --------     --------     --------
Net asset value, end of year...................................... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                    --------     --------     --------     --------     --------
                                                                    --------     --------     --------     --------     --------
TOTAL RETURN(a):..................................................     2.34%        2.81%        2.85%        2.88%        3.01%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).....................................  $265,473     $301,278     $285,280     $249,833     $229,380
Average net assets (000)..........................................  $289,155     $287,250     $277,720     $256,175     $243,130
Ratios to average net assets:
   Expenses, including distribution fee...........................       .71%         .72%         .73%         .74%         .78%
   Expenses, excluding distribution fee...........................       .59%         .60%         .61%         .62%         .65%
   Net investment income..........................................      2.30%        2.77%        2.80%        2.83%        2.93%

---------------
(a) Total return includes reinvestment of dividends and distributions.
(b) Includes $.01 of net realized loss on investment transactions that was offset by a capital contribution by affiliate.
    Without the effect of the capital contribution, the Series' total return would have been 1.88%.


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-99

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Report of Independent Accountants          CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series (the 'Fund', one of the portfolios constituting Prudential California Municipal Fund) at August 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999


--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Federal Income Tax Information
(Unaudited)                                CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that for the year ended August 31, 1999, dividends paid from net investment income totalling $.02 per share were all federally tax-exempt interest dividends.


--------------------------------------------------------------------------------

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
               VALUE OF $1.00 INVESTED ON 1/1/26 THROUGH 12/31/98

                           SMALL STOCKS -- $5,116.95
                           COMMON STOCKS -- $2,350.89
                           LONG-TERM BONDS -- $44.18
                            TREASURY BILLS -- $14.94
                               INFLATION -- $9.16

Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS.

                            '89        '90        '91        '92        '93        '94        '95        '96        '97
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                    14.4%       8.5%      15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)               15.4%      10.7%      15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%
---------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                    14.1%       7.1%      18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%
---------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                     0.8%      (9.6)%     46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%
---------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                    (3.4)%     15.3%      16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3)%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST RETURN
PERCENT                     18.8%      24.9%      30.9%      11.0%      10.3%       9.9%       5.5%       8.7%      17.1%

                            '98
-------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                     10.0%
-------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                 7.0%
-------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                      8.6%
-------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                      1.6%
-------------------------
WORLD
GOVERNMENT
BONDS(5)                      5.3%
-------------------------
-------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST RETURN
PERCENT                       8.4%

(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)
  SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]
------------
Source: Stocks, Bonds, Bills, and Inflation 1999 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1998. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential mutual funds. See "How the Series is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential mutual funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential's Money Management Group, a business group of Prudential (of which Prudential mutual funds is a key part) manages over $211 billion in assets of institutions and individuals. In INDIVIDUAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading, real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents and with over 1,400 offices across the United States.(2)

    FINANCIAL SERVICES. The Prudential Bank (FSB), a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential mutual funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

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(1) PIC serves as the Subadviser to substantially all of the Prudential mutual funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Fund, Inc. and The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust, Prudential Diversified Funds and Target Funds.
(2) As of December 31, 1997.

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
    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential mutual funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential mutual funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential mutual funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(4)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect/Financial Advisers-SM-, to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential mutual funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

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(3) As of December 31, 1997, the number of bonds and the size of the Fund are subject to change.
(4) As of December 31, 1998.

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